Filed pursuant to Rule 497(b)
File No. 333-187822

Lord Abbett Small Cap Blend Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Fellow Shareholder,

In an effort to improve the quality of our clients’ investment experience and better meet their evolving investment needs, we are asking you to approve the reorganization of Lord Abbett Small Cap Blend Fund (“Target Fund”) into another similarly managed Lord Abbett Fund, Lord Abbett Value Opportunities Fund (“Acquiring Fund”). We anticipate that Target Fund shareholders will benefit from the potential operating efficiencies and economies of scale that may be achieved through the reorganization.

The Funds both seek long-term capital appreciation and employ similar strategies to pursue their investment objective. Target Fund utilizes growth and value investing styles to invest principally in small companies, while Acquiring Fund utilizes a value investing style to invest principally in small and mid-sized companies. The material differences between how the Funds are managed are Acquiring Fund’s comparatively broader investment emphasis in terms of company size and Acquiring Fund’s comparatively narrower investment emphasis in terms of investing style. Despite these differences, Target Fund and Acquiring Fund are subject to similar, though not identical, investment risks. The attached Questions & Answers and Combined Prospectus/Proxy Statement contain more information, including information about the material differences between the Funds, information from Acquiring Fund’s prospectus dated March 1, 2013, and material factors that you may find helpful in evaluating the proposal to reorganize Target Fund.

We believe the reorganization offers shareholders of Target Fund other potential benefits, including lower total annual operating expenses due to Acquiring Fund’s lower effective management fee rate and lower other (i.e., non-management) expenses as a percentage of Fund assets. In addition, we anticipate that the reorganization may present the opportunity for further reductions in non-management expenses because certain fixed costs will be spread across a larger asset base. Furthermore, the transaction will qualify as a tax-free reorganization for federal income tax purposes, and you will not be charged any sales charges, commissions, or transaction fees in connection with it. Actual results of the reorganization may differ from the expected results described in the Combined Prospectus/Proxy Statement.

This change requires your approval. We encourage you to review the attached materials carefully and recommend that you vote “FOR” the approval of the proposal.

You can vote in any of the following ways (please refer to your attached proxy card for more detailed voting instructions):

•	Via the Internet

•	By telephone

•	By mail

•	At the shareholder meeting: July 12, 2013, 9:00 a.m., at 90 Hudson Street, Jersey City, NJ 07302-3973

We encourage you to vote by the internet or telephone, using the “control” number that appears on your proxy card. We must receive your vote before 9:00 a.m. on July 12, 2013 in order to count your vote. Regardless of the method you choose, please take the time to read the full text of the attached Combined Prospectus/Proxy Statement and its attachments before voting. Please vote now. Your vote is important.

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment. If you have any questions or need assistance voting, please contact your financial advisor or call 888-991-1294.

Sincerely,

Daria L. Foster President, Chief Executive Officer, and Trustee

Lord Abbett Small Cap Blend Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Below are answers to some commonly asked questions that are intended to help you understand the proposal on which shareholders of Lord Abbett Small Cap Blend Fund (“Target Fund”) are being asked to vote. This proposal is described in more detail in the Combined Prospectus/Proxy Statement, which you should read carefully. If you have a question or need assistance in voting, please call 888-991-1294.

Why am I being asked to vote?

Lord, Abbett & Co. LLC (“Lord Abbett”) is seeking your vote because you are, or were as of April 26, 2013 (the “Record Date”), a shareholder of Target Fund. As discussed in more detail below, Lord Abbett is proposing a change to Target Fund that requires approval of the Fund’s shareholders at a special meeting of shareholders scheduled to be held on July 12, 2013. The Board of Trustees of Target Fund (the “Board”) has approved the proposal described below and recommends that you vote “FOR” it.

What proposal am I being asked to vote on?

You are being asked to approve a proposal to reorganize Target Fund into Lord Abbett Value Opportunities Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”) (the “Reorganization”). After the Reorganization is completed, you will become a shareholder of Acquiring Fund and Target Fund will be terminated. Like Target Fund, Acquiring Fund seeks long-term capital appreciation. The material differences between the Funds’ investment strategies are:

•

Target Fund pursues its investment objective by investing principally in small companies, while Acquiring Fund invests principally in small and mid-sized companies. Target Fund defines small companies as those that fall within the market capitalization range of companies in the Russell 2000® Index and Acquiring Fund defines small and mid-sized companies as those that fall within the market capitalization range of companies in the Russell 2500™ Index.

•

Acquiring Fund uses a value investing style to focus on companies the Fund’s investment team believes are undervalued. Target Fund employs a blend investing approach that encompasses value investing as well as growth investing, which emphasizes companies the Fund’s investment team believes exhibit superior growth potential.

Notwithstanding these differences, Target Fund and Acquiring Fund have similar, though not identical, overall risk profiles.

The Combined Prospectus/Proxy Statement provides more information about Acquiring Fund and the Reorganization, including a comparative discussion of the Funds’ investment strategies and their attendant risks. It is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund.

How do the Funds’ present sizes compare?

As of April 30, 2013, Target Fund had approximately $584 million in total net assets and Acquiring Fund had approximately $2.2 billion in total net assets.

How do the Funds’ expense structures compare?

It is expected that you will pay a lower effective management fee rate, lower other (i.e., non-management) expenses, and lower total annual operating expenses after the Reorganization as a shareholder of the resulting fund (the “Combined Fund”) than you currently pay as a shareholder of Target Fund. The specific components of Target Fund’s and Acquiring Fund’s operating expenses compare as follows, as of each Fund’s respective 2012 fiscal year: Acquiring Fund’s effective management fee rate (0.72%) is lower than Target Fund’s effective management fee rate (0.75%); Rule 12b-1 fees applicable to a particular class of shares are the same for both Funds; and Acquiring Fund’s other (i.e., non-management) expenses (0.24%) are lower than those of Target Fund (0.26%).

Why does the Board recommend that I vote “FOR” the proposal?

Due to a number of factors, most notably Lord Abbett’s concerns about Target Fund’s long-term viability, the Board believes that it is in Target Fund and its shareholders’ best interests to reorganize Target Fund into Acquiring Fund. The Reorganization would permit Target Fund shareholders to continue to pursue capital appreciation by employing similar investment strategies as part of a larger fund with a lower effective management fee rate and lower overall expenses. The specific reasons why the Board recommends that shareholders vote “FOR” the proposal are discussed in more detail under “Summary of Proposal” in the Combined Prospectus/Proxy Statement. The Board approved the Reorganization based on information available as of its February 28, 2013 meeting, which is subject to change.

Will the value of my investment change as a result of the Reorganization?

No. Although the aggregate value of your investment will not change as a result of the Reorganization, the number of shares you own likely will change. The reason for this potential change is that your Target Fund shares will be exchanged for

Acquiring Fund shares at the net asset value per share of Acquiring Fund, which likely will differ from the net asset value per share of Target Fund.

Will the Reorganization result in a taxable event for me?

The Reorganization is expected to qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and substantially all of the liabilities in exchange for shares of Acquiring Fund or as a result of its liquidation, and Target Fund shareholders will not recognize any gain or loss upon the receipt of shares of Acquiring Fund in connection with the Reorganization.

Despite the tax-free nature of the Reorganization itself, portfolio restructuring before the Reorganization may cause shareholders to receive capital gain distributions they would not have received absent the Reorganization. The amount of any such capital gains will depend on the extent to which Target Fund repositions its portfolio before the Reorganization and the extent to which the sale of portfolio securities generates capital gain.

Will I pay any sales charges or similar fees in connection with the Reorganization?

No sales charges or other similar fees will be charged in connection with the Reorganization. However, any other investment or redemption would be subject to any applicable sales charges.

When would the Reorganization take place?

If Target Fund shareholders approve the Reorganization, the transaction is expected to be completed as soon as possible after the shareholder meeting scheduled to be held on July 12, 2013.

Who will manage the portfolio of the Combined Fund following the Reorganization?

Thomas B. Maher and Justin C. Maurer manage Acquiring Fund and will continue to manage the Combined Fund after the Reorganization.

Who will pay the costs associated with the Reorganization?

Lord Abbett will bear the direct costs of the Reorganization. Such costs include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of filing, printing and mailing this Combined Prospectus/Proxy Statement, accounting fees, and legal fees. We estimate that these costs will total approximately $230,000. However, the Funds will bear the transaction costs associated with the Reorganization, as well as any other indirect costs of the Reorganization. Target Fund will bear such costs related to any portfolio repositioning that takes place before the Reorganization and the Combined Fund will bear any such costs related to any portfolio repositioning that takes place after the Reorganization.

What if there are not enough votes to approve the proposal?

If Target Fund does not receive enough votes to approve the proposal before the shareholder meeting, the meeting may be postponed to permit further solicitation of proxy votes. If Target Fund does not receive enough votes to approve the proposal even after postponing the meeting, the proposal will not be implemented, and the Board and Lord Abbett will consider other strategic alternatives for the Fund, possibly including its liquidation.

What is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. (“Broadridge”), which is not affiliated with either Fund or Lord Abbett, is the proxy solicitation firm that will contact shareholders and record their votes. As the shareholder meeting date approaches, shareholders who have not yet voted may receive telephone calls, emails, or follow-up mailings from Broadridge asking them to vote so that the meeting will not need to be postponed.

How many votes am I entitled to cast?

You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of Target Fund on the Record Date (April 26, 2013). Only shareholders of Target Fund as of the Record Date may vote.

How do I submit my vote?

You may vote in any of the following four ways:

Internet:	Please use the website and control number provided on your proxy card.
Telephone:	Please use the telephone number and control number provided on your proxy card.
Mail:	Please sign and date your proxy card and return it to the address shown on the card.
In Person:	At the shareholder meeting at 9:00 a.m. on July 12, 2013, at 90 Hudson Street, Jersey City, NJ 07302.

Please vote now. Your prompt vote can help reduce the need for further proxy solicitation. Your vote is important, regardless of how many shares you own. Please read the Combined Prospectus/Proxy Statement and vote your shares. If you have a question or need assistance in voting, please call 888-991-1294.

Thank you for investing in the Lord Abbett Family of Funds.

Lord Abbett Small Cap Blend Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on July 12, 2013

NOTICE IS HEREBY GIVEN of a Special Meeting of the Shareholders of Lord Abbett Small Cap Blend Fund (“Target Fund”) (the “Meeting”). The Meeting will be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, New Jersey, on July 12, 2013 at 9:00 a.m. for the purpose of considering the following proposal:

To approve an Agreement and Plan of Reorganization between Lord Abbett Equity Trust, on behalf of its series, Target Fund and Lord Abbett Securities Trust, on behalf of its series, Lord Abbett Value Opportunities Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”), providing for: (a) the transfer of all of the assets of Target Fund to Acquiring Fund in exchange for shares of the corresponding class of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (b) the distribution of such shares to the shareholders of Target Fund; and (c) the termination of Target Fund.

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

The Board has fixed the close of business on April 26, 2013 as the record date for determination of shareholders of Target Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote for each full share held and a proportionate vote for each fractional share held.

Your vote is important regardless of how many shares you hold. Your prompt vote can help reduce the need for further proxy solicitation. You may vote via the Internet, by telephone, by signing and returning your proxy card, or by attending the Meeting in person, as described in the attached Combined Prospectus/Proxy Statement.

By order of the Board

Lawrence H. Kaplan
May 22, 2013	Vice President and Secretary

Filed pursuant to Rule 497(b)
File No. 333-187822

Combined Prospectus/Proxy Statement

Dated May 22, 2013

Lord Abbett Small Cap Blend Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Value Opportunities Fund
(a series of Lord Abbett Securities Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Combined Prospectus/Proxy Statement relates to the proposed Reorganization (defined below) of Lord Abbett Small Cap Blend Fund, a series of Lord Abbett Equity Trust, a registered open-end management investment company (“Equity Trust”) (“Target Fund”), into Lord Abbett Value Opportunities Fund, a series of Lord Abbett Securities Trust, another registered open-end management investment company (“Securities Trust”) (“Acquiring Fund” and, together with Target Fund, the “Funds”). Lord, Abbett & Co. LLC (“Lord Abbett”) anticipates that the proposed Reorganization will achieve potential operating efficiencies and economies of scale by combining similarly managed equity funds advised by Lord Abbett into a single larger fund, potentially resulting in cost savings for Target Fund shareholders. The Board of Trustees of each of Equity Trust, on behalf of Target Fund and Securities Trust, on behalf of Acquiring Fund (together, the “Board”), has determined unanimously, following Lord Abbett’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

Your vote is important regardless of the size of your holdings in Target Fund. If you have a question or need assistance in voting, please call 888-991-1294.

This Combined Prospectus/Proxy Statement is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund. It concisely sets forth the information that a Target Fund shareholder should know about Acquiring Fund before voting on the Reorganization. Shareholders should read it and retain it for future reference. The section titled “Information From Acquiring Fund’s March 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement includes additional information about Acquiring Fund that a Target Fund shareholder should know before becoming an investor in Acquiring Fund. Attached as Appendix A to this Combined Prospectus/Proxy Statement is a copy of the form of Agreement and Plan of Reorganization (the “Plan”) that describes the terms of the Reorganization in greater detail.

Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be found in the following documents, which are incorporated by reference into this Combined Prospectus/Proxy Statement:

•	The Statement of Additional Information dated May 22, 2013 relating to this Combined Prospectus/Proxy Statement;

•	Target Fund’s Prospectus dated December 1, 2012, as may be supplemented;

•	The Statement of Additional Information dated December 1, 2012, as may be supplemented, relating to Target Fund’s Prospectus dated December 1, 2012, as may be supplemented;

•	The Statement of Additional Information dated March 1, 2013, as may be supplemented, relating to Acquiring Fund’s Prospectus dated March 1, 2013, as may be supplemented;

•	Target Fund’s Annual Report for the fiscal year ended July 31, 2012 and Target Fund’s Semi-Annual Report for the fiscal period ended January 31, 2013; and

•	Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2012.

These documents are available free of charge via Lord Abbett’s website at www.lordabbett.com, by calling 888-522-2388, or by writing to the Funds at 90 Hudson Street, Jersey City, NJ 07302-3973.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

SPECIAL MEETING OF SHAREHOLDERS
OF

Lord Abbett Small Cap Blend Fund
(a series of Lord Abbett Equity Trust)

This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Equity Trust (“Equity Trust”), to be used at a special meeting of shareholders of Lord Abbett Small Cap Blend Fund (“Target Fund”), a series of Equity Trust, to be held at 9:00 a.m. on July 12, 2013, at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”) at 90 Hudson Street, Jersey City, New Jersey, and at any adjournments or postponements thereof (the “Meeting”).

The Meeting is being held for the purpose of considering the following proposal:

To approve an Agreement and Plan of Reorganization between Equity Trust, on behalf of Target Fund and Lord Abbett Securities Trust (“Securities Trust”), on behalf of its series, Lord Abbett Value Opportunities Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”), providing for: (a) the transfer of all of the assets of Target Fund to Acquiring Fund in exchange for shares of the corresponding class of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (b) the distribution of such shares to the shareholders of Target Fund; and (c) the termination of Target Fund (the “Reorganization”).

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

Only shareholders of record of Target Fund as of the close of business on April 26, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. This Combined Prospectus/Proxy Statement and the enclosed proxy card initially are being mailed to shareholders on or about May 22, 2013.

A vote in favor of the Reorganization is a vote to become a shareholder of Acquiring Fund and terminate Target Fund. The votes of Acquiring Fund’s shareholders are not being solicited because their approval or consent is not necessary for the Reorganization to proceed. If shareholders do not approve the Reorganization, or if the Reorganization is not completed for any other reason, the Board of Target Fund will consider other strategic alternatives for Target Fund, possibly including its liquidation.

FEES AND EXPENSES

The tables below provide a summary comparison of the expenses of each class of shares of each Fund. Target Fund’s annual fund operating expenses are based on the Fund’s fees and expenses for the fiscal year ended July 31, 2012 and Acquiring Fund’s annual fund operating expenses are based on the Fund’s fees and expenses for the fiscal year ended October 31, 2012. The estimated annual fund operating expenses of Acquiring Fund after giving effect to the proposed Reorganization (the “Combined Fund”) are shown on a pro forma basis as of October 31, 2012, as if the Reorganization had been completed on that date. The Combined Fund’s actual annual operating expenses after the Reorganization may be greater or less than those shown.

The Funds are subject to the same sales charges. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other sales charge discounts is available from your financial professional, in “Sales Charge Reductions and Waivers” on page 59 of this Combined Prospectus/Proxy Statement, and in “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of Acquiring Fund’s statement of additional information (“SAI”).

Class A

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	None(1)	None(1)
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	0.35%	0.35%	0.35%
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.36%	1.31%	1.29%

Class B

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	5.00%	5.00%	5.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	2.01%	1.96%	1.94%

Class C

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%(2)	1.00%(2)	1.00%(2)
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	2.01%	1.96%	1.94%

Class F

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	0.10%	0.10%	0.10%
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.11%	1.06%	1.04%

Class I

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.01%	0.96%	0.94%

Class P

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	0.45%	0.45%	0.45%
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.46%	1.41%	1.39%

Class R2

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	0.60%	0.60%	0.60%
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.61%	1.56%	1.54%

Class R3

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.72%	0.70%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.26%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.51%	1.46%	1.44%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of their purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Examples

The following examples are intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The example for each Fund assumes that you invest $10,000 in such Fund at the maximum sales charge, if any, for the time periods indicated (for the periods ended July 31, 2012 for Target Fund and October 31, 2012 for Acquiring Fund and the Pro Forma Combined Fund) and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the relevant Fund’s operating expenses remain the same. The examples assume a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. No sales charge will be imposed in connection with the

Reorganization. The second example assumes that you do not redeem and instead keep your shares.

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A Shares	$706	$981	$1,277	$2,116
Acquiring Fund Class A Shares	$701	$966	$1,252	$2,063
Pro Forma Combined Fund Class A Shares	$699	$960	$1,242	$2,042
Target Fund Class B Shares	$704	$930	$1,283	$2,170
Acquiring Fund Class B Shares	$699	$915	$1,257	$2,117
Pro Forma Combined Fund Class B Shares	$697	$909	$1,247	$2,096
Target Fund Class C Shares	$304	$630	$1,083	$2,338
Acquiring Fund Class C Shares	$299	$615	$1,057	$2,285
Pro Forma Combined Fund Class C Shares	$297	$609	$1,047	$2,264
Target Fund Class F Shares	$113	$353	$612	$1,352
Acquiring Fund Class F Shares	$108	$337	$585	$1,294
Pro Forma Combined Fund Class F Shares	$106	$331	$574	$1,271
Target Fund Class I Shares	$103	$322	$558	$1,236
Acquiring Fund Class I Shares	$98	$306	$531	$1,178
Pro Forma Combined Fund Class I Shares	$96	$300	$520	$1,155
Target Fund Class P Shares	$149	$462	$797	$1,746
Acquiring Fund Class P Shares	$144	$446	$771	$1,691
Pro Forma Combined Fund P Shares	$142	$440	$761	$1,669
Target Fund Class R2 Shares	$164	$508	$876	$1,911
Acquiring Fund Class R2 Shares	$159	$493	$850	$1,856
Pro Forma Combined Fund Class R2 Shares	$157	$486	$839	$1,834
Target Fund Class R3 Shares	$154	$477	$824	$1,802
Acquiring Fund Class R3 Shares	$149	$462	$797	$1,746
Pro Forma Combined Fund Class R3 Shares	$147	$456	$787	$1,724
If Shares Are Not Redeemed
Target Fund Class A Shares	$706	$981	$1,277	$2,116
Acquiring Fund Class A Shares	$701	$966	$1,252	$2,063
Pro Forma Combined Fund Class A Shares	$699	$960	$1,242	$2,042
Target Fund Class B Shares	$204	$630	$1,083	$2,170
Acquiring Fund Class B Shares	$199	$615	$1,057	$2,117
Pro Forma Combined Fund Class B Shares	$197	$609	$1,047	$2,096

If Shares Are Not Redeemed
Target Fund Class C Shares	$204	$630	$1,083	$2,338
Acquiring Fund Class C Shares	$199	$615	$1,057	$2,285
Pro Forma Combined Fund Class C Shares	$197	$609	$1,047	$2,264
Target Fund Class F Shares	$113	$353	$612	$1,352
Acquiring Fund Class F Shares	$108	$337	$585	$1,294
Pro Forma Combined Fund Class F Shares	$106	$331	$574	$1,271
Target Fund Class I Shares	$103	$322	$558	$1,236
Acquiring Fund Class I Shares	$98	$306	$531	$1,178
Pro Forma Combined Fund Class I Shares	$96	$300	$520	$1,155
Target Fund Class P Shares	$149	$462	$797	$1,746
Acquiring Fund Class P Shares	$144	$446	$771	$1,691
Pro Forma Combined Fund Class P Shares	$142	$440	$761	$1,669
Target Fund Class R2 Shares	$164	$508	$876	$1,911
Acquiring Fund Class R2 Shares	$159	$493	$850	$1,856
Pro Forma Combined Fund Class R2 Shares	$157	$486	$839	$1,834
Target Fund Class R3 Shares	$154	$477	$824	$1,802
Acquiring Fund Class R3 Shares	$149	$462	$797	$1,746
Pro Forma Combined Fund Class R3 Shares	$147	$456	$787	$1,724

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund’s performance. During each Fund’s most recent fiscal year, Target Fund’s portfolio turnover rate was 81.63% of the average value of its portfolio and Acquiring Fund’s portfolio turnover rate was 58.84% of the average value of its portfolio.

SUMMARY OF PROPOSAL

This Combined Prospectus/Proxy Statement provides pertinent information about the Reorganization and Acquiring Fund that a Target Fund shareholder should consider before voting on the proposal. More information about Acquiring Fund is included in the section titled “Information From Acquiring Fund’s March 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement. The following summarizes certain information contained elsewhere in or incorporated by reference into this Combined Prospectus/Proxy Statement. You should read the more complete information in the rest of this Combined Prospectus/Proxy Statement, as well as in Target Fund’s prospectus, each Fund’s SAI, Target Fund’s semi-annual and annual reports, and Acquiring Fund’s annual report. You also should review the SAI relating to this Combined Prospectus/Proxy Statement. This Combined Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read the entire Combined Prospectus/Proxy Statement before voting.

Overview of the Proposed Reorganization

As a result of the Reorganization, each shareholder of Target Fund will become a shareholder of Acquiring Fund and receive Acquiring Fund shares of the same class with a total value equal to the shareholder’s investment in Target Fund. When this occurs, each such shareholder will cease to be a shareholder in Target Fund. Completion of the Reorganization is subject to the approval of Target Fund’s shareholders and other conditions.

No front-end sales charge or CDSC will be imposed at the time of the Reorganization. Any other investment or redemption will be subject to any applicable sales charges. After the Reorganization is completed, any CDSC on the redemption of shares of Acquiring Fund will be calculated from the date of original purchase of Target Fund shares.

As you evaluate the Reorganization, please consider the following:

•

The Plan provides for the transfer to Acquiring Fund of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund. Target Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of Target Fund will receive a pro rata distribution of Acquiring Fund shares (or fractions thereof). Acquiring Fund shares received by a shareholder of Target Fund will be of the same class and have an aggregate value equal to the aggregate value of the shareholder’s Target Fund shares as of the date of the exchange. After the Reorganization, Target Fund will be terminated.

•

Following the Reorganization, the resulting Fund (the “Combined Fund”) will be managed according to the investment objective and strategies of Acquiring Fund. Target Fund and Acquiring Fund both seek long-term capital appreciation. Target Fund pursues its investment objective by investing principally in a mix of small company growth stocks and small company value stocks. Acquiring Fund pursues its investment objective by investing principally in small and mid-sized company value stocks. The Funds are guided by similar investment policies and restrictions. The material differences between the Funds’ investment objectives, strategies, risks, policies and restrictions are discussed immediately below.

•

The material differences between the Funds are: (1) Target Fund employs growth and value investing styles, while Acquiring Fund employs a value investing style only; and (2) Target Fund focuses on small companies, while Acquiring Fund invests in small and mid-sized companies. Specifically, Target Fund (under normal market conditions) invests at least 80% of its net assets in equity securities of small companies as defined by the Russell 2000® Index. Acquiring Fund (under normal market conditions) invests at least 65% of its net assets in equity securities of small and mid-sized companies, as defined by the Russell 2500™ Index. Detailed information about Acquiring Fund’s investment objective and investment strategies is included in the section titled “Information From Acquiring Fund’s March 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement.

•	Both Funds may invest up to 10% of their respective net assets in foreign (including emerging market) companies whose securities are traded on a foreign exchange and denominated in a foreign currency.

•

Both Funds have the same fundamental and non-fundamental investment restrictions except that Acquiring Fund is subject to two non-fundamental investment restrictions to which Target Fund is not subject. Specifically, Acquiring Fund has a percentage limitation on its investments in warrants and may not invest in real estate limited partnership interests or interests in oil, gas, or other mineral leases, or exploration or other development programs. Changes to either Fund’s fundamental investment restrictions require shareholder approval, but changes to non-fundamental investment restrictions do not.

•

As indicated in each of the fee tables in the “Fees and Expenses” section above, as a percentage of each Fund’s assets over each Fund’s respective fiscal year ended 2012, Acquiring Fund’s total annual operating expenses are lower than Target Fund’s total annual operating expenses. The specific components of the Funds’ operating expenses compare as follows: Acquiring Fund’s effective management fee rate is lower than Target Fund’s effective management fee rate; Rule 12b-1 fees applicable to a particular class of shares are the same for both Funds; and Acquiring Fund’s other (i.e., non-management) expenses are lower than those of Target Fund. As discussed more fully below, we anticipate that Target Fund shareholders will pay lower overall expenses after the Reorganization.

•

Acquiring Fund and Target Fund have the same contractual management fee rates for the first $2 billion of average daily net assets. However, at asset levels over $2 billion, Acquiring Fund shareholders benefit from additional breakpoint reductions that lower the effective management fee rate as the Fund grows. As of each Fund’s most recently completed fiscal year, Target Fund’s effective management fee rate was 0.75% of the Fund’s average daily net assets and Acquiring Fund’s effective management fee rate was 0.72% of the Fund’s average daily net assets.

•	The sales charges of each Fund are the same.

•

The performance for each class of shares of Acquiring Fund was higher than the performance for the corresponding class of shares of Target Fund for the 1-, 3-, and 5-year periods ended March 31, 2013. For such 1-, 3-, and 5-year periods, Acquiring Fund’s Class A shares returned (without sales charges) 14.75%, 11.04%, and 9.55%, respectively. For the same periods, Target Fund’s Class A shares returned (without sales charges) 8.92%, 7.89%, and 3.89%, respectively. Performance will vary for other share classes due to the different Rule 12b-1 fee each share class bears. For more information about the performance of each class of shares of each Fund, please see “Performance” below. A Fund’s past performance is not an indication of future results.

•	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You will not be charged any sales charges, commissions, or transaction fees in the Reorganization.

•

Despite the tax-free nature of the Reorganization itself, portfolio restructuring before the Reorganization may cause shareholders to receive capital gain distributions they would not have received absent the Reorganization. The amount of any such capital gains will depend on the extent to which Target Fund repositions its portfolio before the Reorganization and the extent to which the sale of portfolio securities generates capital gain.

•

Although the Reorganization is expected to result in cost savings over the long-term, it may cause higher portfolio turnover and correspondingly higher one-time transaction costs associated with certain portfolio realignment. In particular, either Fund may sell a portion of its holdings to facilitate the Reorganization (though it is not obligated to do so) because there is limited overlap in the portfolio securities the Funds hold. If such sale occurs before the Reorganization, Target Fund shareholders will bear the related transaction costs. If such sale occurs after the Reorganization, shareholders of the Combined Fund will bear the related transaction costs.

•

The Acquiring Fund shares you will receive as a result of the Reorganization will be of the same share class with the same Rule 12b-1 fee level and sales charge structure, and will have the same value,

as your shares in Target Fund immediately before the Reorganization. Therefore, the interests of Target Fund’s shareholders will not be diluted by the Reorganization. The specific terms of the Reorganization are set forth in the Plan, a copy of which is attached as Appendix A. In addition, as discussed under “Shareholder Rights” below, both Funds are organized as series of Delaware statutory trusts, are governed by the same Board, have substantially similar charters and identical by-laws, and are subject to the same legal and regulatory standards. The only noteworthy difference between the Funds’ charters is that Target Fund’s charter establishes an additional procedural requirement for initiating shareholder derivative demand litigation. Despite this difference, the Funds are subject to the same requirements applicable to such litigation under Delaware law.

•	Target Fund will be terminated as part of the Reorganization.

•

Lord Abbett serves as each Fund’s investment adviser and will continue to serve as the Combined Fund’s investment adviser after the Reorganization is completed. Robert P. Fetch serves as Target Fund’s portfolio manager; Thomas B. Maher and Justin C. Maurer serve as Acquiring Fund’s portfolio managers and will continue to manage the Combined Fund following the Reorganization.

•	Subject to shareholder approval, the Reorganization is expected to be effected as soon as practicable following the Meeting.

•

Purchase or exchange orders for shares of Target Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on the eve of the Reorganization will be deemed purchase or exchange orders for shares of Acquiring Fund.

•	Actual results of the Reorganization may differ from the expected results described in this Combined Prospectus/Proxy Statement.

Board Considerations in Approving the Reorganization

Each of the Board on behalf of Target Fund, and the Board of Securities Trust on behalf of Acquiring Fund, (together with the Board, the “Boards”), independently evaluated and separately approved the proposed Reorganization, with related data and analysis, as presented by Lord Abbett at a meeting held on February 28, 2013. At the meeting, the Boards considered a number of factors, including:

•	The compatibility of Target Fund’s investment objective, strategies, risks, policies, and restrictions with those of Acquiring Fund;

•	The relative expense ratios of the Funds and the impact of the Reorganization on those expense ratios;

•	The relative investment performance of the Funds;

•	The relative sizes of the Funds;

•	The relative past and current growth in assets of each Fund and its expected future prospects for growth;

•	The anticipated tax consequences of the Reorganization with respect to each Fund and its shareholders;

•

The estimated direct costs of the Reorganization, which Lord Abbett has agreed to bear, and the extent to which each Fund might incur portfolio transaction costs and other indirect costs associated with the Reorganization; and

•	The potential benefits of the Reorganization for the shareholders of each Fund.

In considering such factors, the Boards questioned Lord Abbett about the compatibility of each Fund’s investment parameters, the comparative expense ratios of the Funds, the performance and growth of assets of the Funds, the costs and anticipated tax consequences of the Reorganization, and the potential benefits to shareholders. The Boards’ considerations and conclusions are summarized below.

The Boards compared each Fund’s total annual operating expenses as a percentage of Fund assets (“operating expenses”). The Boards observed that Acquiring Fund’s total net operating expenses were lower than Target Fund’s total net operating expenses for each Fund’s respective 2012 fiscal year. The Boards noted that distribution and service (Rule 12b-1) fees and administrative services fees, each a component of operating expenses, were the same for each Fund’s respective share classes. The Boards considered that Acquiring Fund’s management fee rate was lower than Target Fund’s management fee rate at each Fund’s average asset level over each Fund’s respective 2012 fiscal year. However, the Board took into account that both Funds have the same contractual management fee rates for the first $2 billion of average daily net assets (0.75% for the first $1 billion of average daily net assets and 0.70% of the next $1 billion of average daily net assets). Moreover, the Board recognized that Acquiring Fund shareholders benefitted from additional breakpoint reductions that lower the effective management fee rate for amounts above $2 billion.

The Boards considered whether the Funds would incur portfolio transaction costs given the minimal overlap of the Funds’ portfolio securities, and the extent to which such costs might be borne by Target Fund and its shareholders before the Reorganization or by the Combined Fund and its shareholders after the Reorganization. The Board also considered the potential tax implications of any pre- or post-Reorganization portfolio repositioning.

The Boards also considered the Funds’ relative historical performance. The Boards observed that as of January 31, 2013, Acquiring Fund’s Class A shares’ performance (without sales charges) was higher than Target Fund’s Class A shares’ performance (without sales charges) for the 1-, 3-, and 5-year periods. For an updated performance comparison, please see “Performance” below.

Also, the Boards considered the level of investment management services provided by Lord Abbett to each Fund; the investment management experience of Messrs. Maher and Maurer, Acquiring Fund’s portfolio managers; the expected prospects for future sales of Target Fund shares, in light of its investment characteristics and historical asset flows; the related possibility of future declines or increases in Target Fund’s asset level, and their effect on administrative, portfolio management, distribution, shareholder servicing, and other operating efficiencies; and the magnitude of the increase in Acquiring Fund’s assets from the Reorganization, the likelihood of future sales of Acquiring Fund, the effect of each on Acquiring Fund’s asset level, and any resulting administrative, portfolio management, distribution, shareholder servicing, and other operating efficiencies. The Boards also reviewed each Fund’s net asset flows over the past three fiscal years.

The Boards also considered that the Reorganization would provide Target Fund shareholders with less exposure to smaller companies (as a percentage of Fund assets) and greater exposure to mid-sized company stocks, but with a focus on value stocks rather than both value and growth stocks. Notwithstanding the differences between the Funds’ investment approaches, the Boards noted that the Funds’ overall risk profiles are similar.

The Boards also considered the tax-free nature of the Reorganization; the compatibility of the Funds’ respective investment objectives, strategies, and policies; the risk factors associated with each Fund’s investment strategy; and the fact that the Funds share the same service providers, including their investment adviser, distributor, administrator, custodian, and transfer agent. The Boards noted that after the Reorganization, the same trustees would continue to oversee the interests of Target Fund shareholders under a substantially similar charter and identical by-laws as those of Equity Trust, and under the same legal and regulatory standards. The Boards weighed alternatives to the Reorganization, including liquidating Target Fund or merging it into a different fund, but concluded that the Reorganization was preferable to those alternatives.

Each of the Boards evaluated the relevant factors described above independently and approved the Reorganization separately. In light of these factors and their fiduciary duty under federal and state law, the Boards, including all of the trustees who were not interested persons of either Fund (as defined in the 1940 Act), unanimously determined, separately on behalf of their respective Fund, that: (1) the Reorganization is in the best interests of the Fund and its shareholders; and (2) the Reorganization will not result in a dilution of the interests of the Fund’s shareholders.

Investment Objectives, Principal Investment Strategies, and Principal Risks

This section describes the similarities and differences between the investment objectives, strategies, and risks of Target Fund and those of Acquiring Fund. For a more complete description of the investment objective, strategies, and risks of Acquiring Fund, you should read the section titled “Information From Acquiring

Fund’s March 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement and Acquiring Fund’s SAI.

The similarities and differences between the principal investment attributes of Target Fund and Acquiring Fund are summarized in the chart and the discussion below.

	Target Fund	Acquiring Fund

Investment Objective	Seeks long-term growth of capital by investing primarily in stocks of small companies	Seeks long-term capital appreciation

Investing Style	Blend (growth and value)	Value

Principal Investments	Small company stocks	Small and mid-sized company stocks

Principal Investment Limits	• Invests at least 80% of its assets in small companies	• Invests at least 65% of its assets in small and mid-sized companies
	• May invest up to 10% of its assets in foreign (including emerging market) companies	• May invest up to 10% of its assets in foreign (including emerging market) companies

Index for Definition of Market Capitalization Range	Russell 2000® Index(1)	Russell 2500™ Index(2)

Diversification Status	Diversified	Diversified

Fundamental Investment Restrictions	Identical to those of Acquiring Fund (see Appendix B)	Identical to those of Target Fund (see Appendix B)

Non-Fundamental Investment Restrictions	Materially identical to those of Acquiring Fund (see Appendix B)	Materially identical to those of Target Fund (see Appendix B)

	Target Fund		Acquiring Fund

Portfolio Turnover

Target Fund’s portfolio turnover rate was 81.63% as of the Fund’s July 31, 2012 fiscal year end. The Fund may experience increased portfolio turnover in the future due to portfolio repositioning in connection with the Reorganization.

Acquiring Fund’s portfolio turnover rate was 58.84% as of the Fund’s October 31, 2012 fiscal year end. The Fund may experience increased portfolio turnover in the future due to portfolio repositioning in connection with the Reorganization.

Principal	•	Portfolio Management Risk	•	Portfolio Management Risk
Investment Risks	•	Equity Securities Risk	•	Equity Securities Risk
(Described Below)	•	Small Company Risk	•	Small and Mid-Sized Company Risk
	•	Blend Style Risk	•	Value Investing Risk
	•	Foreign Company Risk	•	Foreign Company Risk
	•	Real Estate Risk	•	Industry/Sector Risk
	•	High Portfolio Turnover Risk	•	High Portfolio Turnover Risk

(1)	The market capitalization range of the Russell 2000® Index as of June 22, 2012, following its most recent annual reconstitution, was approximately $53 million to $3.8 billion. This range varies daily.

(2)	The market capitalization range of the Russell 2500™ Index as of June 22, 2012, following its most recent annual reconstitution, was approximately $53 million to $7 billion. This range varies daily.

As the chart above demonstrates, there are many similarities between Target Fund’s and Acquiring Fund’s respective investment parameters. Each Fund seeks long-term capital appreciation and invests in undervalued equity securities of small companies (although Acquiring Fund also invests in mid-sized companies). Each Fund may invest up to 10% of its net assets in securities of foreign (including emerging market) companies that are traded on a foreign exchange and denominated in a foreign currency. Each Fund is diversified, meaning that with respect to 75% of each Fund’s total assets, the Fund normally will not purchase a security if, as a result, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. The Funds have identical fundamental investment restrictions (which cannot be changed without shareholder approval). The Funds also have the same non-fundamental investment restrictions (which can be changed without shareholder approval), except that Acquiring Fund has a percentage limitation on its investments in warrants and may not invest in real estate limited partnership interests or interests in oil, gas, or other mineral leases, or exploration or other development programs, while Target Fund is not subject to such limitations.

The material differences between the Funds’ investment approaches are that: (1) Acquiring Fund invests principally in small and mid-sized companies, while Target Fund invests principally in small companies; and (2) Target Fund employs a blend investing style that incorporates growth and value investing, while Acquiring Fund employs a value investing style only. Value investing emphasizes companies a Fund’s investment team believes are undervalued. By comparison, growth investing focuses on companies a Fund’s investment team believes exhibit superior growth potential. Notwithstanding these differences, the Funds have similar, though not identical, overall risk profiles. Accordingly, although Real Estate Risk and Industry/Sector Risk are identified in the chart above as principal investment risks for a particular Fund based on its present portfolio composition, Target Fund and Acquiring Fund each may be exposed to such risks to varying degrees. Each Fund is subject to the same other principal investment risks, with the exception of Target Fund’s concentration in small companies, Acquiring Fund’s exposure to the risks of investing in mid-sized companies, and Target Fund’s exposure to the risks of growth investing. In evaluating the Reorganization, Target Fund shareholders should carefully consider the risks of investing in Acquiring Fund, which are described immediately below and in the section titled “Information From Acquiring Fund’s March 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement.

The principal risks that could adversely affect either Fund’s performance or increase volatility include the following:

•

Portfolio Management Risk: The strategies used and securities selected by a Fund’s investment team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for a Fund may not perform as well as other securities that were not selected for the Fund. As a result, a Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Equity Securities Risk: Each Fund invests principally in common stocks and other equity securities. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority than preferred stock and debt securities. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Small Company Risk: Small companies typically involve greater investment risks than larger companies. Small capitalization companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services or operate in markets that have not yet been established as compared to larger companies. Accordingly, small company securities tend to be more sensitive to changing economic conditions and tend to be more volatile and less liquid than equity securities of larger companies.

•

Mid-Sized Company Risk: Investments in mid-sized company stocks generally involve greater risks than investments in large company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•

Blend Style Risk: The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, the investment team seeks to diversify these risks and lower volatility, but there is no assurance this strategy will achieve that result.

•

Foreign Company Risk: A Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social volatility and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by a Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. These and other factors can materially adversely affect the prices of securities a Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. A Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent a Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. A Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies.

•

Industry/Sector Risk: To the extent a Fund overweights a single market sector or industry relative to its benchmark index, it can accumulate relatively large positions in a single issuer, industry, or sector. As a result, a Fund’s performance may be tied more directly to the success or failure of a relatively smaller or less diversified group of portfolio holdings. However, each Fund’s ability to concentrate its investments in a particular issuer, industry, or sector is limited by diversification percentage restrictions and an industry concentration policy.

•

Real Estate Risk: An investment in a real estate investment trust (“REIT”) generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs also are subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in either Fund’s annual operating expenses or in the expense examples, but they can reduce each Fund’s investment performance. High portfolio turnover also can result in higher taxes to shareholders as compared with a less active trading style. The Financial Highlights table at the end of Target Fund’s prospectus, and in the case of Acquiring Fund, this Combined Prospectus/Proxy Statement, shows such Fund’s portfolio turnover rate during the past fiscal periods.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Federal Income Tax Considerations

The Reorganization transaction itself is not intended to result in any income, gain or loss being recognized for U.S. federal income tax purposes by Target Fund or its shareholders and will not take place unless each Fund receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code.

Despite the tax-free nature of the Reorganization itself, portfolio restructuring before the Reorganization may cause shareholders to receive capital gain distributions they would not have received absent the Reorganization. The amount of any such capital gains will depend on the extent to which Target Fund repositions its portfolio before the Reorganization and the extent to which the sale of portfolio securities generates capital gain.

Shareholders should note that, if necessary, in accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, the Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Reorganization. Such distributions will be taxable to Target Fund shareholders.

For additional information about the tax consequences of the Reorganization, see “More Information about the Reorganization—Material Federal Income Tax Consequences of the Reorganization” below.

Classes of Shares

Each Fund has the following classes of shares: Class A, Class B, Class C, Class F, Class I, Class P, Class R2, and Class R3, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends. If the Reorganization is completed, Target Fund shareholders will receive the same class of shares in Acquiring Fund as they currently own in Target Fund.

Purchases, Exchanges, Redemptions, and Valuation of Fund Shares

Procedures for the purchase, exchange, redemption and valuation of shares of Target Fund and Acquiring Fund are identical. Acquiring Fund shares are available through certain authorized dealers at the public offering price, which is the net asset value (“NAV”) plus any applicable sales charge. In accordance with Target Fund’s prospectus, shareholders of Target Fund may exchange their shares for shares of Acquiring Fund or certain other Lord Abbett-sponsored funds at any time before the Reorganization; however, each such exchange will represent a sale of shares for which a shareholder may recognize a taxable gain or loss. In contrast, no gain or loss will be recognized by shareholders of Target Fund upon the exchange of their Target Fund shares for shares of Acquiring Fund received as a result of the Reorganization. More information about procedures for purchases, exchanges, redemptions and valuation of Acquiring Fund shares is available in the section titled “Information From Acquiring Fund’s March 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Dividend Policies

The Funds have the same dividend and distribution policies. Detailed information about Acquiring Fund’s distribution policies is included in the section titled “Information From Acquiring Fund’s March 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement.

Capitalization

The following table sets forth the capitalization of Target Fund and Acquiring Fund as of October 31, 2012 and the pro forma capitalization of the Combined Fund if the proposed Reorganization had occurred on that date. The table should not be relied upon to determine the amount of Acquiring Fund shares that actually will be received and distributed in the Reorganization. The actual exchange ratio will be determined based on the Funds’ relative NAVs and the number of shares of Target Fund outstanding on or about the date on which the Reorganization is completed (the “Closing Date”).

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Class A Net Assets	$270,295,580	$870,566,970			$1,140,862,550
Class A NAV	$16.05	$15.99			$15.99
Class A Shares Outstanding	16,836,503	54,458,999	72,049(1)		71,367,551
Class B Net Assets	$15,778,569	$13,315,165			$29,093,734
Class B NAV	$14.84	$15.32			$15.32
Class B Shares Outstanding	1,062,972	868,900	(33,319	)(1)	1,898,553
Class C Net Assets	$78,142,798	$248,356,966			$326,499,764
Class C NAV	$14.83	$15.32			$15.32
Class C Shares Outstanding	5,268,745	16,208,164	(169,024	)(1)	21,307,885
Class F Net Assets	$9,678,615	$369,321,128			$378,999,743
Class F NAV	$16.26	$16.07			$16.07
Class F Shares Outstanding	595,266	22,975,305	6,836(1)		23,577,407
Class I Net Assets	$330,416,714	$411,545,807			$741,962,521
Class I NAV	$16.70	$16.23			$16.23
Class I Shares Outstanding	19,787,589	25,352,448	567,065(1)		45,707,102
Class P Net Assets	$62,741,828	$918,481			$63,660,309
Class P NAV	$16.00	$15.90			$15.90
Class P Shares Outstanding	3,921,306	57,750	23,621(1)		4,002,677
Class R2 Net Assets	$425,001	$11,056,423			$11,481,424
Class R2 NAV	$15.88	$15.79			$15.79
Class R2 Shares Outstanding	26,759	700,202	156(1)		727,117
Class R3 Net Assets	$16,130,774	$86,441,492			$102,572,266
Class R3 NAV	$15.94	$15.83			$15.83
Class R3 Shares Outstanding	1,011,766	5,461,996	7,492(1)		6,481,254
Total Net Assets	$783,609,879	$2,011,522,432			$2,795,132,311
Total Shares Outstanding	48,510,906	126,083,764	474,876		175,069,546

(1)	Adjustment reflects additional shares issued in connection with the Reorganization.

Performance

The following table provides a comparison of each Fund’s performance for the periods ended March 31, 2013. The table below reflects all applicable fees and sales charges. Each Fund’s past performance is not necessarily an indication of how each Fund will perform in the future. For additional information about each Fund’s performance, please see such Fund’s respective bar chart and performance table below.

Average Annual Total Returns (for the periods ended March 31, 2013)

Class	Fund	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A	Acquiring Fund	8.19%	8.26%	–	9.60%	12/30/2005

	Target Fund	2.67%	2.67%	10.47%	–

Class B	Acquiring Fund	8.94%	8.54%	–	9.80%	12/30/2005

	Target Fund	3.18%	2.85%	10.55%	–

Class C	Acquiring Fund	12.94%	8.83%	–	9.80%	12/30/2005

	Target Fund	7.19%	3.22%	10.41%	–

Class F	Acquiring Fund	14.99%	9.83%	–	6.54%	9/28/2007

	Target Fund	9.19%	4.15%	–	1.67%	9/28/2007

Class I	Acquiring Fund	15.16%	9.94%	–	10.89%	12/30/2005

	Target Fund	9.30%	4.26%	11.51%	–

Class P	Acquiring Fund	14.64%	9.44%	–	10.39%	12/30/2005

	Target Fund	8.76%	3.78%	11.04%	–

Class R2	Acquiring Fund	14.49%	9.27%	–	6.01%	9/28/2007

	Target Fund	8.64%	3.65%	–	3.65%	3/31/2008

Class R3	Acquiring Fund	14.52%	9.39%	–	6.11%	9/28/2007

	Target Fund	8.73%	3.73%	–	3.73%	3/31/2008

Index

Target Fund – Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		16.30%	8.24%	11.52%	4.54% 8.24%	9/28/2007 3/31/2008

Acquiring Fund – Russell 2500™ Value Index (reflects no deduction for fees, expenses, taxes)		21.17%	8.81%	–	6.49% 5.12%	12/30/2005 9/28/2007

Acquiring Fund – Russell 2500™ Index (reflects no deduction for fees, expenses, taxes)		17.73%	9.02%	–	7.10% 5.40%	12/30/2005 9/28/2007

Target Fund

The bar chart and table below provide some indication of the risks of investing in Target Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Target Fund’s past performance, before and after taxes, is not necessarily an indication of how Target Fund will perform in the future.

The bar chart shows changes in the performance of Target Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Target Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ’03 +26.04%	Worst Quarter 4th Q ’08 -25.92%

*	The total return for the Fund’s Class A shares for the three-month period from January 1, 2013 to March 31, 2013 was +8.46%.

The table below shows how Target Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2012)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	5.38%	-0.68%	8.85%	–

After Taxes on Distributions	5.38%	-0.68%	8.12%	–

After Taxes on Distributions and Sale of Fund Shares	3.49%	-0.58%	7.57%	–

Class B Shares	6.05%	-0.57%	8.94%	–

Class C Shares	10.05%	-0.16%	8.79%	–

Class F Shares	12.09%	0.75%	–	0.17%	9/28/2007

Class I Shares	12.15%	0.85%	9.87%	–

Class P Shares	11.63%	0.40%	9.42%	–

Class R2 Shares	11.51%	–	–	2.09%	3/31/2008

Class R3 Shares	11.61%	–	–	2.18%	3/31/2008

Index

Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	16.35%	3.56%	9.72%	2.46% 6.04%	9/28/2007 3/31/2008

Acquiring Fund

The bar chart and table below provide some indication of the risks of investing in Acquiring Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how Acquiring Fund will perform in the future.

The bar chart shows changes in the performance of Acquiring Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Acquiring Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 3rd Q ‘09 +19.26%	Worst Quarter 3rd Q ‘11 -21.04%

*	The total return for the Fund’s Class A shares for the three-month period from January 1, 2013 to March 31, 2013 was +13.99%.

The table below shows how Acquiring Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2012)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				12/30/2005

Before Taxes	3.43%	3.58%	7.92%

After Taxes on Distributions	3.43%	3.55%	7.55%

After Taxes on Distributions and Sale of Fund Shares	2.23%	3.07%	6.71%

Class B Shares	4.07%	3.81%	8.16%	12/30/2005

Class C Shares	8.07%	4.15%	8.16%	12/30/2005

Class F Shares	9.95%	5.08%	4.22%	9/28/2007

Class I Shares	10.13%	5.19%	9.22%	12/30/2005

Class P Shares	9.71%	4.72%	8.74%	12/30/2005

Class R2 Shares	9.43%	4.56%	3.70%	9/28/2007

Class R3 Shares	9.55%	4.67%	3.81%	9/28/2007

Index

Russell 2500™ Value Index (reflects no deduction for fees, expenses, or taxes)	19.21%	4.54%	4.83% 2.89%	12/30/2005 9/28/2007

Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)	17.88%	4.34%	5.52% 3.26%	12/30/2005 9/28/2007

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures regarding the disclosure of such Fund’s portfolio holdings is available in each Fund’s SAI. Further information is available at www.lordabbett.com.

Management and Organization of the Funds

The Boards of Trustees. The Boards oversee the management of the business and affairs of Target Fund and Acquiring Fund. The Boards meet regularly to review each Fund’s portfolio investments, performance, expenses, and operations. The Boards appoint officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Boards. At least 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, and manages approximately $136.8 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors, as of March 31, 2013.

Portfolio Managers. The portfolio managers who are jointly and primarily responsible for the day-to-day management of each Fund are identified below. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. Each Fund’s SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Target Fund

Portfolio Manager/Title	Member of the Investment Management Team Since	Biography

Robert P. Fetch, Partner and Director	2013	Mr. Fetch joined Lord Abbett in 1995.

Acquiring Fund

Portfolio Manager/Title	Member of the Investment Management Team Since	Biography

Thomas B. Maher, Partner and Portfolio Manager	2005	Mr. Maher joined Lord Abbett in 2003.

Justin C. Maurer, Partner and Portfolio Manager	2007	Mr. Maurer joined Lord Abbett in 2001.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to a management fee for Target Fund as calculated at the following annual rate:

0.75% on the first $1 billion of average daily net assets; and
0.70% on average daily net assets over $1 billion.

For the fiscal year ended July 31, 2012, the effective annual rate of the fee paid to Lord Abbett was 0.75% for Target Fund.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Prior to March 1, 2013, Lord Abbett was entitled to a management fee for Acquiring Fund as calculated at the following annual rate:

0.75% of the first $1 billion of average daily net assets;
0.70% of the next $1 billion of average daily net assets; and
0.65% on average daily net assets over $2 billion.

Effective March 1, 2013, Lord Abbett is entitled to a management fee for Acquiring Fund as calculated at the following annual rate:

0.75% of the first $1 billion of average daily net assets;
0.70% of the next $1 billion of average daily net assets;
0.65% of the next $3 billion of average daily net assets; and
0.58% on average daily net assets over $5 billion.

For the fiscal year ended October 31, 2012, the effective annual rate of the fee paid to Lord Abbett was 0.72% for Acquiring Fund.

Each year the Boards consider whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for each Board’s approval is available in Acquiring Fund’s semi-annual report to shareholders for the six-month period ended April 30 and in Target Fund’s semi-annual report to shareholders for the six-month period ended January 31.

The Board unanimously recommends that you vote “FOR” the
approval of this Proposal.

MORE INFORMATION ABOUT THE REORGANIZATION

Description of the Reorganization

On or about the Closing Date, if the conditions discussed below are met, Target Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund having an aggregate value equal to the aggregate value of the assets, less any liabilities, of Target Fund and the assumption by Acquiring Fund of all the liabilities of Target Fund. Target Fund will distribute as of the Closing Date such shares pro rata to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of Target Fund. The NAV of such shares, the value of Target Fund’s assets, and the amount of Target Fund’s liabilities will be determined as of the Closing Date in accordance with Acquiring Fund’s valuation procedures, which are the same as those used by Target Fund.

There is limited overlap in Target Fund’s and Acquiring Fund’s portfolio holdings. Consequently, Target Fund may sell some of the securities in its portfolio before the Reorganization and reinvest the proceeds in other securities consistent with its investment objective. The tax impact of any such sales will depend on the difference between the price at which Target Fund sells portfolio securities and Target Fund’s basis in those securities. If the price of these securities has appreciated, Target Fund may recognize capital gains on these sales, which will result in a pre-Reorganization taxable distribution to Target Fund shareholders that may exceed the amount of taxable distributions they would have received absent the Reorganization. In addition, before the Reorganization, Target Fund expects to pay a final dividend that will have the effect of distributing all of its undistributed investment company income and net realized capital gains to its shareholders, including any such gains resulting from the sale of portfolio securities discussed above.

Each Fund’s obligation to complete the Reorganization is subject to the satisfaction of certain conditions, including: (1) approval of a “majority of the outstanding voting securities,” as defined under the 1940 Act, of Target Fund; and (2) receipt of a favorable opinion of legal counsel as to the federal income tax consequences of the Reorganization as described below under “Material Federal Income Tax Consequences of the Reorganization.” A majority of the outstanding voting securities for these purposes means the lesser of: (1) two-thirds or more of the voting shares of Target Fund represented at a meeting at which more than half of the outstanding voting shares of the Fund are present in person or represented by proxy; or (2) more than half of the outstanding voting shares of Target Fund.

This summary of the Reorganization is not comprehensive and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached as Appendix A.

Material Federal Income Tax Consequences of the Reorganization

The following is a summary of the anticipated material federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Combined Prospectus/ Proxy Statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons who may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of the Reorganization, as well as the effects of state, local, and foreign tax laws.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. If the Reorganization does so qualify:

•

No gain or loss will be recognized by Target Fund upon (1) the transfer of all of its assets to Acquiring Fund as described in this Combined Prospectus/Proxy Statement or (2) the distribution by Target Fund of Acquiring Fund shares to Target Fund’s shareholders;

•

No gain or loss will be recognized by Acquiring Fund upon the receipt of Target Fund’s assets solely in exchange for the issuance of Acquiring Fund shares to Target Fund and the assumption of Target Fund’s liabilities by Acquiring Fund;

•	The basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the basis of those assets in the hands of Target Fund immediately before the transfer;

•	The tax holding period of the assets of Target Fund in the hands of Acquiring Fund will include Target Fund’s tax holding period for those assets;

•	Shareholders will not recognize any gain or loss upon the exchange of shares of Target Fund solely for Acquiring Fund shares as part of the Reorganization;

•	The basis of Acquiring Fund shares received by shareholders in the Reorganization will be the same as the basis of their shares of Target Fund surrendered in the exchange; and

•

The tax holding period of Acquiring Fund shares that shareholders receive will include the tax holding period of Target Fund shares surrendered in the exchange, provided that shareholders held Target Fund shares as capital assets on the date of the exchange.

As a non-waivable condition to the closing of the Reorganization, the Funds must receive a tax opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel will rely upon, among other things, reasonable assumptions as well as representations of Acquiring Fund and Target Fund. No tax ruling has been requested from the IRS in connection with the Reorganization. The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position.

Target Fund’s portfolio management team may sell a portion of Target Fund’s portfolio securities before the Reorganization. Any capital gains recognized in these sales on a net basis will be distributed to Target Fund’s shareholders as capital gain dividends before the Reorganization and such distributions will be taxable to Target Fund shareholders. Target Fund would have realized capital gains of up to approximately $88,877,811 ($2.72 per share or 15.01% of the Fund’s portfolio) if the Fund’s portfolio securities had been sold on May 7, 2013. However, the actual amount of capital gains realized as a result of portfolio repositioning may be higher or lower than that amount, depending on the net unrealized appreciation in the value of the Fund’s portfolio securities at the time of their sale. As of May 7, 2013, Target Fund does not expect to have any remaining capital loss carryover to offset such gains.

Shareholders should note that, if necessary, in accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Target Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Reorganization. Such distribution will be taxable to Target Fund shareholders.

As a result of current appreciation in Acquiring Fund’s assets, it is expected that for a period of years after the Reorganization, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former Target Fund shareholder than such shareholders might otherwise have received in the absence of the Reorganization.

Shareholders of Target Fund may redeem their shares at any time before the closing of the Reorganization. Generally, these are taxable transactions. Shareholders should consult with their own tax advisors regarding the tax implications of potential transactions.

Expenses of the Reorganization

Lord Abbett will bear the direct costs of the Reorganization. Such costs include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost for filing, printing, and mailing this Combined Prospectus/Proxy Statement, accounting fees, and legal fees. However, each Fund will bear any portfolio transaction costs or any other indirect costs it incurs related to the Reorganization. Therefore, Target Fund will pay transaction costs associated with selling some of its holdings in connection with the Reorganization and the Combined Fund will pay transaction costs associated with selling some of the holdings it acquires in the Reorganization, if any. These transactions may result in increased capital gain distributions.

Solicitation Method

This Combined Prospectus/Proxy Statement is being furnished to Target Fund shareholders in connection with the solicitation of proxies on behalf of the Board for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Additional solicitations may be made by telephone, email, or personal contact by officers or employees of Lord Abbett and its affiliates. Broadridge Financial Solutions, Inc., a proxy solicitation firm, has been retained to contact shareholders to obtain their votes for the Meeting. Target Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy material to the beneficial owners of Target Fund’s shares.

Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to verify his or her identity, and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Except for votes cast by automated telephonic voting, within 72 hours of receiving a shareholder’s telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the shareholder.

Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should call 888-991-1294.

Voting Information

Only shareholders of Target Fund as of the Record Date may vote on the Reorganization. The presence in person or by proxy of the holders of one-third of the outstanding shares of Target Fund entitled to vote is required to constitute a quorum of the Meeting.

Approval of the proposed Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of Target Fund, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (1) two-thirds or more of the total number of shares of all classes of Target Fund present or represented by proxy at the Meeting if the holders of more than half of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (2) more than half of the total number of the outstanding shares of all classes of Target Fund. The Reorganization will be approved only if a sufficient number of votes are cast “FOR” the proposal.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of Target Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of Target Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

For purposes of determining the presence of a quorum and for determining whether sufficient votes have been received for approval of the proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretion to vote) will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist Target Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, or if the shareholder votes via the Internet or by telephone before the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the shareholder’s instructions. Unless revoked in the manner described below, all valid proxies will be voted in accordance with the specifications on them.

Adjournment of the Meeting

If Target Fund does not receive sufficient votes to approve the Reorganization before the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Target Fund shareholders.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Target Fund a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Voting Shares

The table below sets forth the number of shares of Target Fund issued and outstanding at the close of business on the Record Date.

Class	Number of Shares Outstanding
Class A	14,663,050.52
Class B	744,582.36
Class C	4,613,848.25
Class F	544,418.04
Class I	8,333,188.70
Class P	2,860,926.86
Class R2	30,727.98
Class R3	1,031,084.90

Principal Shareholders of Target Fund and Acquiring Fund

As of the Record Date, to the best of our knowledge, no record holder held 25% or more of either Fund’s outstanding shares.

Target Fund. As of the Record Date, Target Fund’s officers and Trustees, as a group, owned less than 1% of each class of the Fund’s outstanding shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owns beneficially or of record more than 5% of the outstanding shares of Target Fund:

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Acquiring Fund Post Merger

Edward Jones & Co.	Class A	21.66%	19.80%
201 Progress Parkway	Class B	16.33%	22.59%
Maryland Hts., MO 63043-3009

Hartford Life Separate Acct. 401(k)	Class A	5.61%	1.27%
P.O. Box 2999	Class P	49.36%	51.68%
Hartford, CT 06104-2999	Class R3	32.16%	17.60%

National Financial Services LLC	Class A	7.35%	5.93%
200 Liberty Street #1WFC
New York, NY 10281-1003

UBS Financial Services FBO	Class A	5.70%	9.72%
UBS WM USA	Class C	6.05%	8.47%
499 Washington Boulevard Fl 9
Jersey City, NJ 07310-2055

MLPF&S For The Sole Benefit Of Its Customers	Class C	18.23%	17.14%
4800 Deer Lake Dr. E Fl 3	Class F	23.68%	15.08%
Jacksonville, FL 32246-6484	Class I	15.65%	3.98%
	Class R2	27.40%	49.47%

Morgan Stanley Smith Barney	Class C	11.56%	12.42%
Harborside Financial Center	Class F	29.05%	11.19%
Plaza II, 3rd Floor
Jersey City, NJ 07311

Raymond James	Class C	7.92%	9.53%
Omnibus for Mutual Funds	Class F	19.10%	8.61%
880 Carillon Parkway
St. Petersburg, FL 33716

Wells Fargo	Class C	13.96%	14.71%
2801 Market Street	Class F	18.63%	29.81%
St. Louis, MO 63103-2523

DCGT as TTEE and/or CUST FBO Principal	Class I	10.12%	2.57%
Financial Group
711 High Street
Des Moines, IA 50392-0001

Lord Abbett Alpha Strategy Fund	Class I	60.70%	30.42%
90 Hudson Street
Jersey City, NJ 07302

Vanguard Fiduciary Trust Co.	Class I	5.63%	1.43%
P.O. BOX 2600
Valley Forge, PA 19482-2600

AUL Group Retirement Annuity	Class P	6.60%	6.91%
Separate Account II
P.O. Box 368
Indianapolis, IN 46206-9102

Hartford Securities Distribution Company Inc.	Class P	11.84%	12.49%
P.O. Box 2999
Hartford, CT 06104-2999

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Acquiring Fund Post Merger

MG Trust Co. Custodian FBO	Class R2	8.43%	0.39%
Professional Emergency Physician
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Co. Custodian FBO	Class R2	6.50%	0.30%
Southern Wall Systems Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Co. Custodian FBO	Class R2	5.78%	0.26%
Swinney Brothers Excavating, Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531

Michael Fullaway FBO	Class R2	9.10%	0.42%
Calaveras Lumber Co. Inc.
New Comparability PS 401K
805 S. Wheatley St., Suite 600
Ridgeland, MS 39157-5005

Mid Atlantic Trust Co FBO	Class R2	15.08%	0.69%
P L Pediatrics PLLC 401(K)
1251 Waterfront Pl. Ste 525
Pittsburgh, PA 1522-4228

Mid Atlantic Trust Co FBO	Class R2	8.94%	0.41%
Warrenton Auto Services Inc. 401K
1251 Waterfront Pl. Ste 525
Pittsburgh, PA 1522-4228

Acquiring Fund. As of the Record Date, Acquiring Fund’s officers and Trustees, as a group owned less than 1% of each class of the Fund’s outstanding shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the 1934 Act) owns beneficially or of record more than 5% of the outstanding shares of Acquiring Fund:

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Acquiring Fund Post Merger

Edward Jones & Co.	Class A	18.90%	19.80%
201 Progress Parkway	Class B	26.44%	22.59%
Maryland Hts., MO 63043-3009

Great-West Life & Annuity c/o Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	Class A	11.45%	9.03%

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Acquiring Fund Post Merger

Great-West Trust Company LLC TTEE F	Class A	5.47%	4.31%
Employee Benefits Clients 401K	Class R2	8.23%	7.88%
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111-5002

National Financial Services LLC	Class A	5.41%	5.93%
200 Liberty Street #1WFC	Class B	5.63%	3.03%
New York, NY 10281-1003	Class C	6.19%	4.86%

Pershing LLC	Class A	8.04%	6.34%
1 Pershing Plaza	Class B	10.86%	5.85%
Jersey City, NJ 07399-0002	Class C	10.25%	8.04%
	Class F	6.18%	6.02%

UBS Financial Services Inc. FBO	Class A	10.69%	9.72%
UBS WM USA	Class C	8.95%	8.47%
Omni A/C M/F
499 Washington Blvd. Floor 9
Jersey City, NJ 07310-2055

MLPF&S	Class B	14.24%	7.67%
for the Sole Benefit of its Customers	Class C	16.31%	17.14%
4800 Deer Lake Dr. E FL 3	Class F	14.81%	15.08%
Jacksonville, FL 32246	Class R2	50.38%	49.47%

Wells Fargo	Class B	13.72%	7.39%
2801 Market Street	Class C	14.50%	14.71%
Saint Louis, MO 63103-2523	Class F	30.08%	29.81%

LPL Financial	Class C	5.31%	4.17%
Omnibus Customer Account	Class F	10.85%	10.57%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Morgan Stanley Smith Barney	Class C	12.31%	12.42%
Harborside Financial Center	Class F	10.67%	11.19%
Plaza II 3rd Floor
Jersey City, NJ 07311

Raymond James	Class C	9.74%	9.53%
Omnibus for Mutual Fund House Account	Class F	8.30%	8.61%
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Charles Schwab & Co. Inc.	Class I	13.48%	10.20%
Special Custody Account for
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104-4151

Lord Abbett Alpha Strategy Fund	Class I	19.81%	30.42%
90 Hudson St.
Jersey City, NJ 07302-3900

Lord Abbett Growth & Income Strategy Fund	Class I	6.60%	4.99%
90 Hudson St.
Jersey City, NJ 07302-3900

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Acquiring Fund Post Merger

NFS LLC FEBO	Class I	7.48%	5.66%
FIIOC Agent FBO Plans 401K FINOPS-IC Funds
100 Magellan Way # KWlC
Covington, KY 41015-1987

PIMS/Prudential Retirement Plan	Class I	6.15%	4.65%
Nominee Trustee Custodian
11825 N Pennsylvania St.
Carmel, IN 46032-4555

Capital Bank & Trust Co. TTEE FBO	Class P	10.74%	0.19%
Ancor Inc. Retirement Savings Plan
8515 E Orchard Rd # 2T2
Greenwood Village, CO 80111-5002

Capital Bank & Trust Company TR	Class P	14.76%	0.26%
Hughes Health and Rehabilitation Inc.
8515 E. Orchard Road #2T2
Greenwood Village, CO 80111

Frontier Trust Co.	Class P	41.36%	0.72%
P.O. Box 10758
Fargo, ND 58106-0758

Hartford Securities Distribution Company Inc.	Class P	5.65%	12.49%
Concentration Account	Class R2	29.71%	28.43%
PO Box 2999
Hartford, CT 06104-2999

MG Trust Company Cust. FBO	Class P	22.55%	0.39%
Peppercom, Inc. 401(K) Savings
717 17th Street STE 1300
Denver, CO 80202-3304

DCGT Trustee & or Custodian	Class R3	6.68%	5.65%
FBO Principal Financial Group
Qualified FIA Omnibus
711 High St.
Des Moines, IA 50392-0001

Hartford Life Separate Acct.	Class R3	26.60%	27.76%
P.O. Box 2999
Hartford, CT 06104-2999

ING Life Insurance & Annuity Co.	Class R3	20.78%	17.60%
One Orange Way, B3N
Windsor, CT 06095-4773

Shareholder Rights

The rights of shareholders of Target Fund will not materially change as a result of the Reorganization because Target Fund and Acquiring Fund both are series of Delaware statutory trusts, are governed by the same Board under similar charters and identical by-laws, and are subject to the same legal and regulatory standards. However, the procedural mechanics for bringing a derivative suit on behalf of a fund differ for Acquiring Fund and Target Fund. Target Fund’s declaration of trust requires a shareholder to first make a demand on the Board of Trustees to take action before bringing a derivative suit on behalf of the Fund, while Acquiring Fund’s declaration of trust has no pre-complaint demand requirement. Thus, it is less burdensome for an Acquiring Fund shareholder to bring a derivative suit on behalf of the Fund than it is for a Target Fund shareholder.

Shareholders of Target Fund are not entitled to any rights of share appraisal under Equity Trust’s Declaration of Trust or By-laws, or under the laws of the State of Delaware in connection with the Reorganization. Target Fund shareholders have the right to redeem their shares at NAV (minus any applicable sales charges) at any time until the Closing Date. Thereafter, shareholders may redeem shares of Acquiring Fund acquired by them in the Reorganization at the NAV of such shares (minus any applicable sales charges).

Acquiring Fund and Target Fund are subject to the information requirements of the 1940 Act, and accordingly file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information filed by the Funds can be inspected and copied at prescribed rates at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC. Copies of such material also can be obtained from the SEC’s website at www.sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION
ABOUT THE FUNDS

Additional information about the Funds (including their respective financial statements) is available in Target Fund’s prospectus, each Fund’s SAI, Target Fund’s semi-annual and annual reports, and Acquiring Fund’s annual report, and in the section of this Combined Prospectus/Proxy Statement titled “Information From Acquiring Fund’s March 1, 2013 Prospectus.”

FINANCIAL HIGHLIGHTS

These tables describe Acquiring Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in Acquiring Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, Acquiring Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the 2012 annual report to shareholders and are incorporated by reference in Acquiring Fund’s SAI, which is available upon request. Certain information reflects financial results for a single Acquiring Fund share.

Financial Highlights

	Class A Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.16	$14.45	$11.65	$9.91	$14.31

Investment operations:
Net investment income (loss)(a)	(.03)	(.05)	(.03)	(.04)	.04
Net realized and unrealized gain (loss)	.92	.83	2.83	1.80	(3.92)

Total from investment operations	.89	.78	2.80	1.76	(3.88)

Distributions to shareholders from:
Net investment income	–	–	–	(.02)	(.01)

Net realized gain	(.06)	(.07)	–	–	(.51)

Total distributions	(.06)	(.07)	–	(.02)	(.52)

Net asset value, end of year	$15.99	$15.16	$14.45	$11.65	$9.91

Total Return(b)	5.89%	5.45%	24.03%	17.81%	(28.01)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.31%	1.31%	1.34%	1.35%	1.34%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.31%	1.31%	1.34%	1.35%	1.33%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.31%	1.34%	1.46%	1.44%
Net investment income (loss)	(.19)%	(.29)%	(.19)%	(.34)%	.33%
Supplemental Data:

Net assets, end of year (000)	$870,567	$883,444	$582,806	$250,435	$117,992
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

Financial Highlights (continued)

	Class B Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.63	$14.03	$11.39	$9.74	$14.14

Investment operations:
Net investment loss(a)	(.12)	(.14)	(.11)	(.09)	(.04)
Net realized and unrealized gain (loss)	.87	.81	2.75	1.74	(3.85)

Total from investment operations	.75	.67	2.64	1.65	(3.89)

Distributions to shareholders from:
Net realized gain	(.06)	(.07)	–	–	(.51)

Net asset value, end of year	$15.32	$14.63	$14.03	$11.39	$9.74

Total Return(b)	5.14%	4.83%	23.18%	16.94%	(28.40)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.99%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.12%	2.09%
Net investment loss	(.83)%	(.91)%	(.85)%	(.95)%	(.32)%
Supplemental Data:

Net assets, end of year (000)	$13,315	$15,700	$19,110	$18,739	$14,239
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

Financial Highlights (continued)

	Class C Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.62	$14.03	$11.39	$9.74	$14.14

Investment operations:
Net investment loss(a)	(.13)	(.14)	(.11)	(.10)	(.04)
Net realized and unrealized gain (loss)	.89	.80	2.75	1.75	(3.85)

Total from investment operations	.76	.66	2.64	1.65	(3.89)

Distributions to shareholders from:
Net realized gain	(.06)	(.07)	–	–	(.51)

Net asset value, end of year	$15.32	$14.62	$14.03	$11.39	$9.74

Total Return(b)	5.21%	4.76%	23.18%	17.06%	(28.47)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.98%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.11%	2.09%
Net investment loss	(.83)%	(.95)%	(.83)%	(.97)%	(.33)%
Supplemental Data:

Net assets, end of year (000)	$248,357	$263,798	$147,193	$79,527	$48,837
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

Financial Highlights (continued)

	Class F Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.20	$14.45	$11.62	$9.91	$14.31

Investment operations:
Net investment income (loss)(a)	.01	(.01)	.01	(.02)	.06
Net realized and unrealized gain (loss)	.92	.83	2.82	1.78	(3.91)

Total from investment operations	.93	.82	2.83	1.76	(3.85)

Distributions to shareholders from:
Net investment income	–	–	–	(.05)	(.04)

Net realized gain	(.06)	(.07)	–	–	(.51)

Total distributions	(.06)	(.07)	–	(.05)	(.55)

Net asset value, end of year	$16.07	$15.20	$14.45	$11.62	$9.91

Total Return(b)	6.13%	5.73%	24.25%	18.12%	(27.81)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.06%	1.07%	1.10%	1.09%	1.09%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.06%	1.07%	1.10%	1.09%	1.09%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.06%	1.07%	1.10%	1.20%	1.21%
Net investment income (loss)	.06%	(.06)%	.07%	(.19)%	.50%
Supplemental Data:

Net assets, end of year (000)	$369,321	$385,086	$168,415	$51,757	$4,157
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

Financial Highlights (continued)

	Class I Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.34	$14.57	$11.70	$9.98	$14.39

Investment operations:
Net investment income(a)	.02	.01	.02	– (b)	.08
Net realized and unrealized gain (loss)	.93	.83	2.85	1.78	(3.93)

Total from investment operations	.95	.84	2.87	1.78	(3.85)

Distributions to shareholders from:
Net investment income	–	–	–	(.06)	(.05)

Net realized gain	(.06)	(.07)	–	–	(.51)

Total distributions	(.06)	(.07)	–	(.06)	(.56)

Net asset value, end of year	$16.23	$15.34	$14.57	$11.70	$9.98

Total Return(c)	6.21%	5.82%	24.42%	18.27%	(27.77)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.97%	.97%	.99%	1.00%	.99%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.97%	.97%	.99%	1.00%	.98%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.97%	.97%	.99%	1.12%	1.08%
Net investment income	.15%	.06%	.16%	.03%	.67%
Supplemental Data:

Net assets, end of year (000)	$411,546	$291,056	$190,103	$121,462	$74,335
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return assumes the reinvestment of all distributions.

Financial Highlights (continued)

	Class P Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.09	$14.40	$11.62	$9.88	$14.28

Investment operations:
Net investment income (loss)(a)	(.04)	(.05)	(.04)	(.04)	.03
Net realized and unrealized gain (loss)	.91	.81	2.82	1.78	(3.91)

Total from investment operations	.87	.76	2.78	1.74	(3.88)

Distributions to shareholders from:
Net investment income	–	–	–	–	(.01)

Net realized gain	(.06)	(.07)	–	–	(.51)

Total distributions	(.06)	(.07)	–	–	(.52)

Net asset value, end of year	$15.90	$15.09	$14.40	$11.62	$9.88

Total Return(b)	5.78%	5.33%	23.92%	17.61%	(28.04)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.41%	1.41%	1.44%	1.45%	1.44%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.41%	1.41%	1.44%	1.45%	1.43%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.41%	1.44%	1.57%	1.53%
Net investment income (loss)	(.24)%	(.35)%	(.29)%	(.39)%	.23%
Supplemental Data:

Net assets, end of year (000)	$918	$3,392	$4,344	$3,445	$2,905
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.01	$14.34	$11.59	$9.87	$14.30

Investment operations:
Net investment income (loss)(a)	(.07)	(.09)	(.06)	(.09)	.01
Net realized and unrealized gain (loss)	.91	.83	2.81	1.81	(3.90)

Total from investment operations	.84	.74	2.75	1.72	(3.89)

Distributions to shareholders from:
Net investment income	–	–	–	–	(.03)

Net realized gain	(.06)	(.07)	–	–	(.51)

Total distributions	(.06)	(.07)	–	–	(.54)

Net asset value, end of year	$15.79	$15.01	$14.34	$11.59	$9.87

Total Return(b)	5.61%	5.21%	23.62%	17.53%	(28.14)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.56%	1.57%	1.60%	1.59%	1.58%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.56%	1.57%	1.60%	1.59%	1.58%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.56%	1.57%	1.60%	1.68%	1.66%
Net investment income (loss)	(.44)%	(.58)%	(.42)%	(.83)%	.11%
Supplemental Data:

Net assets, end of year (000)	$11,056	$8,804	$2,538	$1,466	$33
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.03	$14.34	$11.58	$9.87	$14.30

Investment operations:
Net investment income (loss)(a)	(.05)	(.07)	(.04)	(.05)	.02
Net realized and unrealized gain (loss)	.91	.83	2.80	1.78	(3.90)

Total from investment operations	.86	.76	2.76	1.73	(3.88)

Distributions to shareholders from:
Net investment income	–	–	–	(.02)	(.04)

Net realized gain	(.06)	(.07)	–	–	(.51)

Total distributions	(.06)	(.07)	–	(.02)	(.55)

Net asset value, end of year	$15.83	$15.03	$14.34	$11.58	$9.87

Total Return(b)	5.74%	5.35%	23.73%	17.69%	(28.08)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.46%	1.47%	1.49%	1.49%	1.49%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.46%	1.47%	1.49%	1.49%	1.49%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.46%	1.47%	1.50%	1.61%	1.58%
Net investment income (loss)	(.35)%	(.47)%	(.31)%	(.50)%	.19%
Supplemental Data:

Net assets, end of year (000)	$86,441	$64,504	$20,456	$4,227	$1,814
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.

(b)	Total return assumes the reinvestment of all distributions.

INFORMATION FROM ACQUIRING FUND’S
MARCH 1, 2013 PROSPECTUS1

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. The remainder of the Fund’s assets may be invested in companies of any size. The Fund may change this policy at any time.

Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500™ Index, a widely used benchmark for small and mid-sized stock performance. The market capitalization range of the Russell 2500™ Index as of June 22, 2012, following its most recent annual reconstitution, was approximately $53 million to $7 billion. This range varies daily. Although the Fund is diversified broadly across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index.

The Fund may invest in any security that represents equity ownership in a company. Currently, the Fund invests in equity securities consisting principally of common stocks; preferred stocks; equity interests in real estate investment trusts, privately offered trusts, partnerships, joint ventures, limited liability companies and vehicles with similar legal structures; and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund attempts to invest in the securities of smaller, less well-known companies, and mid-sized companies, selling at reasonable prices in relation to an assessment of their potential or intrinsic value. A security may be undervalued by the market because of a lack of awareness of the company’s intrinsic value or a lack of recognition of the company’s future potential. In addition, a company may be undervalued because it may be temporarily out of favor by the market.

The Fund may invest in U.S. and foreign (which may include emerging market) companies. The Fund may invest up to 10% of its net assets in securities of foreign (including emerging market) companies that are traded on a foreign exchange and denominated in a foreign currency. The Fund may invest without limitation in companies that do not meet these criteria but represent economic exposure to foreign markets, including the following: (1) companies that are organized in a foreign country but have significant business operations in the U.S. and trade on a

[1] Throughout this section, references to “the Fund” relate to Acquiring Fund.

U.S. stock exchange; and (2) companies that are organized and operated in a foreign country but primarily trade on a U.S. stock exchange. The Fund also may invest without limit in ADRs. ADRs are traded on U.S. exchanges and typically are issued by a financial institution (such as a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund selects stocks using:

•

Quantitative research to identify stocks the Fund believes represent the best bargains. As part of this process, the Fund may look at the price of a company’s stock in relation to the company’s book value, its sales, the value of its assets, its earnings and cash flow.

•	Fundamental research to evaluate a company’s operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Information for Managing Your Acquiring Fund Account

The following discussion describes policies and procedures relating to the purchase, exchange, and redemption of shares of Acquiring Fund and other policies and procedures applicable to Acquiring Fund, which will be the same for the Combined Fund following the Reorganization.

Choosing a Share Class

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you depending on the share class you choose; and

•	the amount of compensation that your financial intermediary will receive depending on the share class you choose.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs. The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this Combined Prospectus/Proxy Statement, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the Combined Prospectus/Proxy Statement. As used in this Combined Prospectus/Proxy Statement, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review Acquiring Fund’s fee tables and examples at the front of this Combined Prospectus/Proxy Statement carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs

Front-End Sales Charge	Up to 5.75%; reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more

CDSC	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	0.35% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.10%

Conversion	None

Exchange Privilege(2)	Class A shares of most Lord Abbett Funds
Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)

Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Conversion	None

Exchange Privilege(2)	Class C shares of most Lord Abbett Funds
Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%

Conversion	None

Exchange Privilege(2)	Class F shares of most Lord Abbett Funds
Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(4)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Conversion	None

Exchange Privilege(2)	Class P shares of most Lord Abbett Funds
Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Conversion	None

Exchange Privilege(2)	Class R2 shares of most Lord Abbett Funds
Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Conversion	None

Exchange Privilege(2)	Class R3 shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(4)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	No minimum	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC (“Lord Abbett Distributor”).

Additional Information About the Availability of Share Classes.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, CDSC, and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable)

provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the following entities:

•

Institutional investors, including companies, foundations, trusts and endowments, and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million;

•

Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

Registered investment advisers investing on behalf of their advisory clients, provided that in the case of a registered investment adviser that is also a registered broker-dealer, the firm has not entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm; and

•

Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds of funds.

Shareholders who held Class I shares on July 9, 2010 may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the registration of the account since that date.

Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2 and R3 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Sales Charges

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $50,000	5.75%	6.10%	.9425	5.00%

$50,000 to $99,999	4.75%	4.99%	.9525	4.00%

$100,000 to $249,999	3.95%	4.11%	.9605	3.25%

$250,000 to $499,999	2.75%	2.83%	.9725	2.25%

$500,000 to $999,999	1.95%	1.99%	.9805	1.75%

$1,000,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, P, R2, and R3 shares are not subject to a CDSC.

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

Sales Charge Reductions and Waivers

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, and R3 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, and R3 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•	purchases of $1 million or more (may be subject to a CDSC);

•	purchases by retirement and benefit plans with at least 100 eligible employees (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in Acquiring Fund’s Statement of Additional Information (“SAI”).

CDSC Waivers. The CDSC generally will not be assessed on Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	B, C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see Acquiring Fund’s SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

Financial Intermediary Compensation

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” tables above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that are paid to financial intermediaries for each share class is as follows:

Class

	A(2)	B(2)	C(2)	F	I	P	R2	R3
Fee(1)

Service	0.25%	0.25%	0.25%	—	—	0.25%	0.25%	0.25%

Distribution	—	—	0.75%	—	—	0.20%	0.35%	0.25%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and Class C shares, the 12b-1 payments shall commence 13 months after purchase.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances:

•	purchases of $1 million or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$1 million to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, I, P, R2, and R3 Shares. Class F, I, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see Acquiring Fund’s SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in Acquiring Fund’s SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

Purchases

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Exchanges

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Redemptions

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. If you are redeeming shares held through a retirement and benefit plan, you may be required to provide the Fund with certain documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

Account Services and Policies

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic* (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•	Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming shares valued at $5,000 or more from a Lord Abbett Fund will be prohibited from investing in the same Lord Abbett Fund for 30 calendar days after the redemption date (the “Policy”). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless Lord Abbett Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) retirement and benefit plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle that Lord Abbett Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a fee-based program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the financial intermediary maintaining the account is able to identify the transaction in its records as one of these transactions. The Policy does not apply to Money Market Fund, Lord Abbett Floating Rate Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund, provided that your financial intermediary is able to implement such exclusions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub- account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you—when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. Subject to the approval of the Fund’s Board of Trustees, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

Distributions and Taxes

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

Acquiring Fund expects to pay dividends from its net investment income at least annually. Acquiring Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short- term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

Also, effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold a 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Legislation passed by Congress in 2008 requires mutual funds to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 that are subsequently redeemed. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

APPENDIX A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the [•] day of [•], 2013, by and between the Lord Abbett Securities Trust, a Delaware statutory trust (the “Securities Trust”), on behalf of its series, Lord Abbett Value Opportunities Fund (the “Acquiring Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973, and the Lord Abbett Equity Trust, a Delaware statutory trust (the “Equity Trust”), on behalf of its series, Lord Abbett Small Cap Blend Fund (the “Target Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973. The Acquiring Fund and the Target Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class B, Class C, Class F, Class I, Class P, Class R2 and Class R3 shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the distribution by the Target Fund, on or promptly after the Closing Date as provided herein, of the corresponding class of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Securities Trust and the Equity Trust are each registered investment companies classified as management companies of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees of the Securities Trust and the Board of Trustees of the Equity Trust separately have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Target Fund shareholders, respectively, and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will transfer all of its assets as set forth in Paragraph 1.2 (the “Target Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for taxes not yet due and contractual restrictions on the transfer of the Target Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.  (a) The Target Assets shall consist of all of the Target Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Target Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Target Fund.

 (b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Equity Trust shall liquidate the Target Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Securities Trust shall promptly provide the Target Fund with evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Securities Trust shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Target Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.  VALUATION

2.1. The NAV of the Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Lord, Abbett & Co. LLC (the “Adviser”) shall compute the NAV per Acquiring Fund Share in the manner set forth in the Securities Trust’s Agreement and Declaration of Trust (the “Securities Trust’s Declaration of

Trust”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall compute the NAV per share of the Target Fund in the manner set forth in the Equity Trust’s Agreement and Declaration of Trust (the “Equity Trust’s Declaration of Trust”) or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Target Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV of the Target Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Target Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [•], 2013, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Target Fund Custodian in book-entry form on behalf of the Target Fund shall be delivered by the Target Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Target Fund Custodian and the

Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Target Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Target Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Equity Trust shall deliver, or cause its transfer agent to deliver, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Equity Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Equity Trust’s records by such officers or one of the Equity Trust’s service providers. The Securities Trust shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Target Fund to the Acquiring Fund, the Equity Trust, on behalf of Target Fund, represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Target Fund is a series of the Equity Trust. The Equity Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Target Fund’s shareholders, to perform its obligations under this Agreement. The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Equity Trust and the Target Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Equity Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Equity Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a violation of, any provision of the Equity Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to which the Equity Trust is a party or by which the Target Fund or any of its assets are bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Equity Trust’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets. Neither the Equity Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings. The Target Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(e) The Target Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Target Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2012 have been audited by an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The

Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Target Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Equity Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the most recent fiscal year end, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended July 31, 2012, or its semi-annual report for the fiscal period ended January 31, 2013, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions shall not constitute a material adverse change;

(h) (1) For each taxable year of its operation since its inception, the Target Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Target Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law, the Target Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Target Fund has not been informed by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any Tax Return that was not filed; and

the Target Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Target Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below) that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Target Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Target Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(6) The Equity Trust has not been notified that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Equity Trust’s knowledge, no such deficiency has been proposed or threatened;

(7) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Target Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Target Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Target Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Target Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Target Fund. The Target Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Target Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Equity Trust, on behalf of the Target Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Target Fund tax representation certificate to be delivered pursuant to Paragraph 7.4 (the “Target Fund Tax Representation Certificate”);

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Target Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

(13) The Tax bases of the assets of the Target Fund are accurately reflected on the Target Fund’s Tax books and records; and

(14) For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

(i) All issued and outstanding Target Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(j) At the Closing Date, the Target Fund will have good and marketable title to the Target Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Target Assets to the Acquiring Fund, and, upon delivery and payment for the Target Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Equity Trust has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Equity Trust’s Board of Trustees, and, subject to the approval of the Target Fund’s shareholders, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The information to be furnished by the Equity Trust to the Acquiring Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration

Statement”) that has been furnished in writing by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(o) All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectuses and statements of additional information of the Target Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q) The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Equity Trust with respect to the Target Fund. All advertising and sales material used by the Target Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), and Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”), state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the

Target Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) Neither the Target Fund nor, to the Equity Trust’s knowledge, any “affiliated person” of the Target Fund have been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Equity Trust, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s) The Target Fund Tax Representation Certificate to be delivered by the Equity Trust, on behalf of the Target Fund, to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(t) The Target Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(u) The Equity Trust’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Equity Trust’s Board of Trustees.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Target Fund, the Securities Trust, on behalf of the Acquiring Fund, represents, warrants, and covenants to the Target Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Securities Trust. The Securities Trust is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. The Securities Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Securities Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Securities Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, the Proxy Statement, and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Securities Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Securities Trust’s Declaration of Trust or By-Laws of the Securities Trust or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Securities Trust is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Securities Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended October 31, 2012 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the fiscal year ended October 31, 2012, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended October 31, 2012, or its semi-annual report for the fiscal period ended April 30, 2013, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the

Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j) (1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

 (2) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

 (3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

 (4) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

 (5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

 (6) The Securities Trust has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Securities Trust’s knowledge, no such deficiency has been proposed or threatened;

 (7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

 (8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

 (9) The Acquiring Fund has delivered to the Target Fund or made available to the Target Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

 (10) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

 (11) The Securities Trust, on behalf of the Target Fund, will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”);

 (12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

 (13) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The Securities Trust is and as of the Closing Date will be, authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, without par value. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Securities Trust has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Securities Trust’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished in writing by the Securities Trust, on behalf of the Acquiring Fund, or the Adviser for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of the NASD, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA, or any state securities authorities by the Trust have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q) Neither the Acquiring Fund nor, to the Securities Trust’s knowledge, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Securities Trust’s knowledge, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(r) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Target Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Paragraph 6.3 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(s) The Securities Trust’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Securities Trust’s Board of Trustees.

5.  COVENANTS OF THE FUNDS

5.1. The Target Fund will operate the Target Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Equity Trust will call and hold a special meeting of the Target Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3. The Securities Trust, on behalf of the Acquiring Fund, will prepare the notice of meeting, form of proxy, and Registration Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

5.7. The Equity Trust, on behalf of the Target Fund, shall furnish to the Securities Trust, on behalf of the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Target Fund (“Statement of Assets and

Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Equity Trust’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Equity Trust.

5.8. Neither the Securities Trust nor the Equity Trust shall take any action that is inconsistent with the representations set forth in, with respect to the Target Fund, the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Agreement and until the Closing Date, each of the Equity Trust, the Securities Trust, the Target Fund and the Acquiring Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Agreement and through the time of the Closing, the Equity Trust, on behalf of the Target Fund, and the Securities Trust, on behalf of the Acquiring Fund, shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. The Equity Trust, on behalf of the Target Fund, and the Securities Trust, on behalf of the Acquiring Fund, shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT ADOPTED BY THE EQUITY TRUST ON BEHALF OF THE TARGET FUND

The obligations of the Equity Trust, on behalf of the Target Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1. All representations and warranties by the Securities Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Securities Trust shall have delivered to the Target Fund on the Closing Date a certificate of the Securities Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Securities Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 6 have been met, and as to such other matters as the Target Fund shall reasonably request;

6.3. The Securities Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Target Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Target Fund; and

6.4. The Board of Trustees of the Securities Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT ADOPTED BY THE SECURITIES TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Securities Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Securities Trust, on behalf of the Acquiring Fund in writing:

7.1. All representations and warranties of the Equity Trust, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Equity Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Equity Trust’s Treasurer or Assistant Treasurer;

7.3. The Target Fund shall have delivered to the Securities Trust on the Closing Date a certificate of the Equity Trust, on behalf of the Target Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Securities Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Equity Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 7 have been met, and as to such other matters as the Securities Trust shall reasonably request;

7.4. The Equity Trust, on behalf of the Target Fund, shall have delivered to the Securities Trust and Wilmer Cutler Pickering Hale and Dorr LLP a Target Fund Tax Representation Certificate, satisfactory to the Securities Trust and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Target Fund; and

7.5. The Board of Trustees of the Equity Trust shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Target Fund’s shareholders in accordance with the provisions of the Equity Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Target Fund’s shareholders shall have been delivered by the Target Fund to the Acquiring Fund.

Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best of the Securities Trust’s knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to each of the Securities Trust and the Equity Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Target Fund, in liquidation of the Target Fund, of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares and the termination of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Neither party may waive the condition set forth in Paragraph 8.5; and

8.6. The Target Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. All of the expenses and costs of the Reorganization and the transactions contemplated thereby (including, but not limited to, the preparation of the proxy statement and solicitation expenses) shall be borne by the Adviser. Notwithstanding the foregoing, transaction costs attributable to particular Fund’s disposition of portfolio securities shall be borne by that Fund.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. Each of the Securities Trust, on behalf of the Acquiring Fund, and the Equity Trust, on behalf of the Target Fund, agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of each of the Securities Trust and the Equity Trust. In addition, either party may at its option terminate this Agreement at or before the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c) by resolution of the Securities Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d) by resolution of the Equity Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund’s shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or before [•], 2013, or such other date as the parties may mutually agree upon in writing.

11.2. In the event of any such termination, there shall be no liability for damages on the part of the Securities Trust, the Acquiring Fund, the Equity Trust, or the Target Fund, or the Board of Trustees or officers of each of the Securities Trust and the Equity Trust.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each of the Securities Trust and the Equity Trust; provided, however, that following the meeting of the Target Fund’s shareholders called by the Equity Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Target Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of each of the Securities Trust and the Equity Trust shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Securities Trust’s Declaration of Trust and the Equity Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of each of the Securities Trust and the Equity Trust and this Agreement has been executed by authorized officers of each of the Securities Trust and the Equity Trust, acting as such, and neither such authorization by such Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Securities Trust’s Declaration of Trust and the Equity Trust’s Declaration of Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:		LORD ABBETT SECURITIES TRUST, on behalf of its series, Lord Abbett Value Opportunities Fund
By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary
Attest:		LORD ABBETT EQUITY TRUST, on behalf of its series, Lord Abbett Small Cap Blend Fund
By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary

APPENDIX B

INVESTMENT RESTRICTIONS OF
TARGET FUND AND ACQUIRING FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS[1]

Each Fund may not:
1.

borrow money, except that (i) it may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) it may purchase securities on margin to the extent permitted by applicable law;

2.	pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law);
3.

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

4.

make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation; and (ii) each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

5.

buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

6.

with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, or (ii) 10% of the voting securities of such issuer; except, in either case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

7.	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or
8.	issue senior securities to the extent such issuance would violate applicable law.

[1] Fundamental investment restrictions cannot be changed without shareholder approval.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS[2]

Target Fund		Acquiring Fund

Target Fund may not:		Acquiring Fund may not:
(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;	(1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;
(2)	invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 determined by Lord Abbett to be liquid, subject to the oversight of the Board of Trustees;	(2)

invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board of Trustees;

(3)	invest in securities issued by other investment companies except to the extent permitted by applicable law. Target Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act;	(3)

invest in securities issued by other investment companies except to the extent permitted by applicable law. Acquiring Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Investment Company Act of 1940;

(4)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and statement of additional information, as they may be amended from time to time; or	(4)

write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and statement of additional information, as they may be amended from time to time; or

[2]	Non-fundamental investment restrictions can be changed without shareholder approval.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS[2]

Target Fund		Acquiring Fund

(5)	buy from or sell to any of Equity Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than Equity Trust’s shares.	(5)

buy from or sell to any of Securities Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than Securities Trust’s shares.

		(6)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of Acquiring Fund’s total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange); or

		(7)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities.

[2]	Non-fundamental investment restrictions can be changed without shareholder approval.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Combined Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Combined Prospectus/Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M59340-S04706

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The SHARES BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL BELOW AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

PROPOSAL:	For	Against	Abstain

1. To approve an Agreement and Plan of Reorganization between Lord Abbett Small Cap Blend Fund ("Target Fund") and Lord Abbett Value Opportunities Fund ("Acquiring Fund"), providing for: (a) the transfer of all of the assets of Target Fund to Acquiring Fund in exchange for shares of the corresponding class of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (b) the distribution of such shares to the shareholders of Target Fund; and (c) the termination of Target Fund.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. For information as to the voting of shares registered in more than one name, see the section titled “More Information About the Reorganization – Voting Information” in the Combined Prospectus/Proxy Statement. When signing the proxy as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in

the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Combined Prospectus/Proxy Statement is available at www.proxyvote.com.

M59341-S04706

LORD ABBETT SMALL CAP BLEND FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LORD ABBETT SMALL CAP BLEND FUND

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the above-referenced Fund scheduled to be held on July 12, 2013, including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Complete, sign on reverse side and return this proxy card as soon as possible.

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 22, 2013

Lord Abbett Small Cap Blend Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Value Opportunities Fund
(a series of Lord Abbett Securities Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Statement of Additional Information (“SAI”) relates specifically to the proposed transfer of the assets of Lord Abbett Small Cap Blend Fund (“Target Fund”), a series of Lord Abbett Equity Trust (the “Equity Trust”) to Lord Abbett Value Opportunities Fund (“Acquiring Fund” and together with Target Fund, the “Funds”), a series of Lord Abbett Securities Trust (the “Securities Trust”), in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Target Fund. This SAI consists of this cover page and the following documents, each of which accompanies this SAI and is incorporated herein by reference:

1.	The SAI of Target Fund, dated December 1, 2012, as supplemented;

2.	The SAI of Acquiring Fund, dated March 1, 2013, as supplemented;

3.	The Financial Statements from Target Fund’s Annual Report for the fiscal year ended July 31, 2012, audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which have been incorporated herein by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing;

4.	The Financial Statements from Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2012, audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which have been incorporated herein by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing; and

5.	Target Fund’s Semi-Annual Report for the period ended January 31, 2013.

This SAI is not a prospectus. A Combined Prospectus/Proxy Statement dated May 22, 2013 relating to these matters may be obtained without charge via Lord Abbett’s website at www.lordabbett.com or by calling or writing to the Funds at the telephone number or address set forth above. This SAI should be read in conjunction with such Combined Prospectus/Proxy Statement.

1

2

PRO FORMA COMBINED FINANCIAL STATEMENTS

The following pages include the pro forma combined financial statements and related notes showing the effect of the proposed acquisition of Lord Abbett Small Cap Blend Fund (“Target Fund” or “Small Cap Blend Fund”), a series of Lord Abbett Equity Trust (“Equity Trust”) by Lord Abbett Value Opportunities Fund (“Acquiring Fund” or “Value Opportunities Fund”), a series of Lord Abbett Securities Trust (“Securities Trust”).

Pro Forma Combined Schedule of Investments (unaudited)

October 31, 2012

					ACQUIRING FUND
	TARGET FUND		ACQUIRING FUND		PRO FORMA COMBINED
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS
Aerospace & Defense 1.69%
DigitalGlobe, Inc.*	456,000	$11,828,640	—	$—	456,000	$11,828,640
Esterline Technologies Corp.*	168,124	9,715,886	—	—	168,124	9,715,886
HEICO Corp.	134,145	5,182,021	—	—	134,145	5,182,021
HEICO Corp. Class A	166,783	5,083,546	—	—	166,783	5,083,546
Hexcel Corp.*	—	—	604,136	15,441,716	604,136	15,441,716
		31,810,093		15,441,716		47,251,809

Air Freight & Logistics 1.08%
Atlas Air Worldwide Holdings, Inc.*	—	—	551,201	30,310,543	551,201	30,310,543

Airlines 0.40%
Spirit Airlines, Inc.*	—	—	644,629	11,313,239	644,629	11,313,239

Beverages 1.60%
Beam, Inc.	—	—	348,383	19,356,159	348,383	19,356,159
Constellation Brands, Inc. Class A*	—	—	717,600	25,359,984	717,600	25,359,984
		—		44,716,143		44,716,143

Biotechnology 0.18%
Dynavax Technologies Corp.*	1,252,820	5,186,675	—	—	1,252,820	5,186,675

Building Products 0.76%
Fortune Brands Home & Security, Inc.*	—	—	746,128	21,219,880	746,128	21,219,880

Capital Markets 1.54%
Ares Capital Corp.	—	—	795,037	13,881,346	795,037	13,881,346
Raymond James Financial, Inc.	—	—	766,983	29,252,732	766,983	29,252,732
		—		43,134,078	—	43,134,078

Chemicals 3.06%
Albemarle Corp.	—	—	193,442	10,660,589	193,442	10,660,589
Celanese Corp. Series A	—	—	650,400	24,708,696	650,400	24,708,696
Chemtura Corp.*	—	—	1,793,000	28,562,490	1,793,000	28,562,490
Eastman Chemical Co.	—	—	300,000	17,772,000	300,000	17,772,000
HB Fuller Co.	129,200	3,927,680	—	—	129,200	3,927,680
		3,927,680		81,703,775		85,631,455

Commercial Banks 9.31%
BOK Financial Corp.	—	—	485,100	28,451,115	485,100	28,451,115
City National Corp.	—	—	268,900	13,740,790	268,900	13,740,790
Columbia Banking System, Inc.	222,054	3,932,576	—	—	222,054	3,932,576
Comerica, Inc.	—	—	1,291,857	38,510,257	1,291,857	38,510,257
Commerce Bancshares, Inc.	—	—	355,281	13,529,100	355,281	13,529,100
Cullen/Frost Bankers, Inc.	—	—	223,869	12,379,956	223,869	12,379,956
East West Bancorp, Inc.	—	—	784,056	16,692,552	784,056	16,692,552
IBERIABANK Corp.	222,582	11,082,358	—	—	222,582	11,082,358
PacWest Bancorp	273,079	6,144,278	—	—	273,079	6,144,278
SCBT Financial Corp.	98,653	3,914,551	—	—	98,653	3,914,551
Signature Bank*	—	—	456,711	32,536,092	456,711	32,536,092
SVB Financial Group*	135,900	7,690,581	—	—	135,900	7,690,581
Synovus Financial Corp.	2,627,100	6,436,395	—	—	2,627,100	6,436,395
Western Alliance Bancorp*	—	—	796,523	8,172,326	796,523	8,172,326
Wintrust Financial Corp.	278,500	10,290,575	732,500	27,065,875	1,011,000	37,356,450
Zions Bancorporation	—	—	922,300	19,801,781	922,300	19,801,781
		49,491,314		210,879,844		260,371,158

Commercial Services & Supplies 1.78%
Encore Capital Group, Inc.*	253,417	7,349,093	—	—	253,417	7,349,093
Portfolio Recovery Associates, Inc.*	99,654	10,428,791	—	—	99,654	10,428,791
Tetra Tech, Inc.*	—	—	885,470	22,969,092	885,470	22,969,092
Waste Connections, Inc.	—	—	275,122	9,032,255	275,122	9,032,255
		17,777,884		32,001,347		49,779,231

Computers & Peripherals 0.41%
Synaptics, Inc.*	—	—	495,549	11,476,915	495,549	11,476,915

Construction & Engineering 2.05%
Foster Wheeler AG (Switzerland)*(a)	522,296	11,631,532	—	—	522,296	11,631,532
Chicago Bridge & Iron Co. NV (Netherlands)(a)	163,100	6,124,405	239,100	8,978,205	402,200	15,102,610
Jacobs Engineering Group, Inc.*	—	—	794,100	30,644,319	794,100	30,644,319
		17,755,937		39,622,524		57,378,461

Construction Materials 0.62%
Berry Plastics Group, Inc.*	309,600	4,387,032	908,300	12,870,611	1,217,900	17,257,643

Containers & Packaging 1.81%
Rock-Tenn Co. Class A	—	—	532,300	38,959,037	532,300	38,959,037
Sealed Air Corp.	—	—	723,600	11,736,792	723,600	11,736,792
		—		50,695,829		50,695,829

See Notes to Pro Forma Combined Financial Statements

3

Pro Forma Combined Schedule of Investments (unaudited)

October 31, 2012

						ACQUIRING FUND
	TARGET FUND			ACQUIRING FUND		PRO FORMA COMBINED
	Shares	Fair Value		Shares	Fair Value	Shares	Fair Value
Distributors 0.40%
Pool Corp.	266,382		$11,220,010	—	$—	266,382		$11,220,010

Diversified Consumer Services 0.54%
K12, Inc.*	278,100		5,692,707	—	—	278,100		5,692,707
Sotheby’s	302,600		9,419,938	—	—	302,600		9,419,938
			15,112,645		—	—		15,112,645

Diversified Financial Services 0.56%
CIT Group, Inc.*	—		—	321,500	11,966,230	321,500		11,966,230
PHH Corp.*	179,600		3,737,476	—	—	179,600		3,737,476
								15,703,706

Electric: Utilities 2.83%
Cleco Corp.	—		—	269,300	11,620,295	269,300		11,620,295
Great Plains Energy, Inc.	—		—	482,600	10,829,544	482,600		10,829,544
ITC Holdings Corp.	—		—	306,000	24,363,720	306,000		24,363,720
NV Energy, Inc.	—		—	1,702,500	32,364,525	1,702,500		32,364,525
			—		79,178,084	—		79,178,084

Electrical Equipment 0.40%
EnerSys*	—		—	320,521	11,051,564	320,521		11,051,564

Electronic Equipment, Instruments & Components 1.95%
Amphenol Corp. Class A	—		—	283,900	17,070,907	283,900		17,070,907
Itron, Inc.*	95,107		3,905,093	—	—	95,107		3,905,093
Jabil Circuit, Inc.	—		—	1,138,700	19,745,058	1,138,700		19,745,058
Mercury Computer Systems, Inc.*	711,100		5,827,465	—	—	711,100		5,827,465
ScanSource, Inc.*	—		—	30,935	904,849	30,935		904,849
Trimble Navigation Ltd.*	—		—	150,000	7,077,000	150,000		7,077,000
			9,732,558		44,797,814			54,530,372

Energy Equipment & Services 2.66%
GulfMark Offshore, Inc. Class A	—		—	447,096	14,450,143	447,096		14,450,143
Helix Energy Solutions Group, Inc.*	—		—	1,088,900	18,827,081	1,088,900		18,827,081
Helmerich & Payne, Inc.	—		—	217,400	10,391,720	217,400		10,391,720
Hornbeck Offshore Services, Inc.*	77,700		2,691,528	—	—	77,700		2,691,528
ION Geophysical Corp.*	1,183,400		7,644,764	—	—	1,183,400		7,644,764
North Atlantic Drilling Ltd.(b)	991,319	NOK	1,999,573	—	—	991,319	NOK	1,999,573
Superior Energy Services, Inc.*	—		—	900,100	18,299,033	900,100		18,299,033
			12,335,865		61,967,977			74,303,842

Food & Staples Retailing 1.01%
Casey’s General Stores, Inc.	210,200		10,835,810	—	—	210,200		10,835,810
Harris Teeter Supermarkets, Inc.	85,400		3,198,230	381,400	14,283,430	466,800		17,481,660
			14,034,040		14,283,430			28,317,470

Food Products 1.61%
Bunge Ltd.	—		—	342,900	24,356,187	342,900		24,356,187
J & J Snack Foods Corp.	184,432		10,562,420	—	—	184,432		10,562,420
Ralcorp Holdings, Inc.*	—		—	137,998	9,962,076	137,998		9,962,076
			10,562,420		34,318,263			44,880,683

Health Care Equipment & Supplies 0.85%
Hill-Rom Holdings, Inc.	235,600		6,618,004	—	—	235,600		6,618,004
Hologic, Inc.*	—		—	330,500	6,814,910	330,500		6,814,910
Masimo Corp.	471,401		10,356,680	—	—	471,401		10,356,680
			16,974,684		6,814,910			23,789,594

Health Care Providers & Services 4.86%
Centene Corp.*	293,971		11,165,019	—	—	293,971		11,165,019
Community Health Systems, Inc.	—		—	840,307	23,041,218	840,307		23,041,218
DaVita HealthCare Partners, Inc.*	—		—	189,506	21,323,215	189,506		21,323,215
ExamWorks Group, Inc.*	775,700		10,875,314	—	—	775,700		10,875,314
Hanger, Inc.*	144,700		3,668,145	334,900	8,489,715	479,600		12,157,860
Laboratory Corp. of America Holdings*	—		—	192,100	16,276,633	192,100		16,276,633
MEDNAX, Inc.*	—		—	335,400	23,135,892	335,400		23,135,892
Providence Service Corp. (The)*	549,800		5,607,960	—	—	549,800		5,607,960
Tenet Healthcare Corp.*	521,525		12,307,990	—	—	521,525		12,307,990
			43,624,428		92,266,673			135,891,101

Hotels, Restaurants & Leisure 2.09%
Bally Technologies, Inc.*	168,300		8,401,536	—	—	168,300		8,401,536
Darden Restaurants, Inc.				407,500	21,442,650	407,500		21,442,650
Hyatt Hotels Corp. Class A*				131,977	4,817,160	131,977		4,817,160
Life Time Fitness, Inc.*	231,220		10,379,466	—	—	231,220		10,379,466
Red Robin Gourmet Burgers, Inc.*	—		—	399,700	13,349,980	399,700		13,349,980
			18,781,002		39,609,790			58,390,792

Household Durables 1.74%
Jarden Corp.*	—		—	511,100	25,452,780	511,100		25,452,780
Mohawk Industries, Inc.*	—		—	276,398	23,070,941	276,398		23,070,941
			—		48,523,721			48,523,721

Household Products 0.87%
Central Garden & Pet Co.*	542,200		6,007,576	—	—	542,200		6,007,576
Spectrum Brands Holdings, Inc.*	—		—	401,400	18,259,686	401,400		18,259,686
			6,007,576		18,259,686			24,267,262

Information Technology Services 7.93%
Acxiom Corp.*	—		—	463,400	8,457,050	463,400		8,457,050
Alliance Data Systems Corp.*	—		—	163,700	23,417,285	163,700		23,417,285
Amdocs Ltd.	—		—	904,398	29,908,442	904,398		29,908,442
Cardtronics, Inc.*	685,963		19,488,209	—	—	685,963		19,488,209
Fiserv, Inc.*	—		—	331,959	24,877,007	331,959		24,877,007
FleetCor Technologies, Inc.*	348,240		16,510,058	568,275	26,941,918	916,515		43,451,976

See Notes to Pro Forma Combined Financial Statements

4

Pro Forma Combined Schedule of Investments (unaudited)

October 31, 2012

						ACQUIRING FUND
	TARGET FUND			ACQUIRING FUND		PRO FORMA COMBINED
	Shares	Fair Value		Shares	Fair Value	Shares	Fair Value
Global Payments, Inc.	—		$—	527,322	$22,543,016	527,322		$22,543,016
Lender Processing Services, Inc.	—		—	1,239,300	29,879,523	1,239,300		29,879,523
Sapient Corp.*	—		—	1,897,327	19,504,521	1,897,327		19,504,521
			35,998,267		185,528,762			221,527,029

Insurance 6.00%
Alterra Capital Holdings Ltd.	—		—	824,119	20,133,227	824,119		20,133,227
Arch Capital Group Ltd.*	—		—	994,406	43,903,025	994,406		43,903,025
Brown & Brown, Inc.	—		—	688,800	17,598,840	688,800		17,598,840
Endurance Specialty Holdings Ltd.	202,900		8,227,595	—	—	202,900		8,227,595
First American Financial Corp.	452,500		10,294,375	—	—	452,500		10,294,375
Hartford Financial Services Group, Inc.	—		—	581,800	12,630,878	581,800		12,630,878
PartnerRe Ltd.	—		—	246,800	19,990,800	246,800		19,990,800
RenaissanceRe Holdings Ltd.	—		—	314,000	25,547,040	314,000		25,547,040
RLI Corp.	135,610		9,245,890	—	—	135,610		9,245,890
			27,767,860		139,803,810			167,571,670

Internet & Catalog Retail 0.09%
Kayak Software Corp.*	76,000		2,517,880	—	—	76,000		2,517,880

Internet Software & Services 0.55%
Constant Contact, Inc.*	81,073		1,000,441	—	—	81,073		1,000,441
NIC, Inc.	738,070		10,554,401	—	—	738,070		10,554,401
WebMD Health Corp.*	247,100		3,684,261	—	—	247,100		3,684,261
			15,239,103		—			15,239,103

Life Sciences Tools & Services 2.06%
Covance, Inc.*	261,600		12,742,536	—	—	261,600		12,742,536
PerkinElmer, Inc.	—		—	1,448,900	44,814,477	1,448,900		44,814,477
			12,742,536		44,814,477			57,557,013

Machinery 1.62%
ESCO Technologies, Inc.	—		—	408,800	15,305,472	408,800		15,305,472
Middleby Corp.*	132,689		16,579,491	—	—	132,689		16,579,491
Oshkosh Corp.*	447,900		13,428,042	—	—	447,900		13,428,042
			30,007,533		15,305,472			45,313,005

Media 1.04%
John Wiley & Sons, Inc. Class A	241,469		10,474,925	—	—	241,469		10,474,925
Interpublic Group of Cos., Inc. (The)	—		—	1,853,643	18,721,795	1,853,643		18,721,795
			10,474,925		18,721,795			29,196,720

Metals & Mining 4.75%
Allegheny Technologies, Inc.	—		—	644,400	16,979,940	644,400		16,979,940
Allied Nevada Gold Corp.*	209,400		7,731,048	—	—	209,400		7,731,048
AuRico Gold, Inc. (Canada)*(a)	1,593,900		13,309,065	—	—	1,593,900		13,309,065
Carpenter Technology Corp.	—		—	317,476	15,432,508	317,476		15,432,508
Detour Gold Corp.*(b)	482,100	CAD	13,583,273	—	—	482,100	CAD	13,583,273
Molycorp, Inc.*	1,006,500		10,467,600	—	—	1,006,500		10,467,600
New Gold, Inc. (Canada)*(a)	953,700		11,186,901	—	—	953,700		11,186,901
Osisko Mining Corp. (Canada)*(a)	1,030,900		10,061,584	—	—	1,030,900		10,061,584
Reliance Steel & Aluminum Co.	—		—	623,900	33,902,726	623,900		33,902,726
			66,339,471		66,315,174			132,654,645

Multi-Utilities 1.27%
CMS Energy Corp.	—		—	776,600	18,886,912	776,600		18,886,912
Wisconsin Energy Corp.	—		—	429,099	16,507,439	429,099		16,507,439
			—		35,394,351			35,394,351

Oil, Gas & Consumable Fuels 3.35%
Endeavour International Corp.*	793,000		5,757,180	—	—	793,000		5,757,180
Energy XXI Bermuda Ltd.	397,300		13,150,630	—	—	397,300		13,150,630
EQT Corp.	—		—	442,400	26,822,712	442,400		26,822,712
McMoRan Exploration Co.*	936,100		11,167,673	—	—	936,100		11,167,673
Plains Exploration & Production Co.*	426,700		15,216,122	—	—	426,700		15,216,122
Range Resources Corp.	—		—	271,400	17,738,704	271,400		17,738,704
Ship Finance International Ltd.	249,200		3,832,696	—	—	249,200		3,832,696
			49,124,301		44,561,416			93,685,717

Paper & Forest Products 0.17%
KapStone Paper and Packaging Corp.	214,900		4,721,353	—	—	214,900		4,721,353

Pharmaceuticals 1.87%
Watson Pharmaceuticals, Inc.*	—		—	609,500	52,386,525	609,500		52,386,525

Professional Services 0.45%
CRA International, Inc.*	144,937		2,426,245	—	—	144,937		2,426,245
Mistras Group, Inc.*	455,505		10,062,105	—	—	455,505		10,062,105
			12,488,350		—			12,488,350

Real Estate Investment Trusts 3.58%
American Campus Communities, Inc.	236,300		10,706,753	469,101	21,254,966	705,401		31,961,719
Digital Realty Trust, Inc.	—		—	153,500	9,429,505	153,500		9,429,505
Home Properties, Inc.	—		—	155,700	9,465,003	155,700		9,465,003
Liberty Property Trust	—		—	510,900	17,942,808	510,900		17,942,808
Mid-America Apartment Communities, Inc.	152,900		9,894,159	—	—	152,900		9,894,159
Pebblebrook Hotel Trust	518,855		11,010,103	—	—	518,855		11,010,103
Post Properties, Inc.	81,600		3,982,896	—	—	81,600		3,982,896
Sovran Self Storage, Inc.	—		—	110,112	6,364,474	110,112		6,364,474
			35,593,911		64,456,756			100,050,667

Real Estate Management & Development 1.50%
Altisource Portfolio Solutions SA (Luxembourg)(a),*	121,800		13,824,300	—	—	121,800		13,824,300
Jones Lang LaSalle, Inc.	224,786		17,474,864	—	—	224,786		17,474,864
Realogy Holdings Corp.*	—		—	300,130	10,666,620	300,130		10,666,620
			31,299,164		10,666,620			41,965,784

Road & Rail 1.62%
Genesee & Wyoming, Inc. Class A*	—		—	333,600	24,175,992	333,600		24,175,992

See Notes to Pro Forma Combined Financial Statements

5

Pro Forma Combined Schedule of Investments (unaudited)

October 31, 2012

					ACQUIRING FUND
	TARGET FUND		ACQUIRING FUND		PRO FORMA COMBINED
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
Kansas City Southern	—	$—	133,300	$10,725,318	133,300	$10,725,318
Werner Enterprises, Inc.	—	—	444,200	10,287,672	444,200	10,287,672
				45,188,982		45,188,982

Semiconductors & Semiconductor Equipment 1.92%
Cypress Semiconductor Corp.*	600,900	5,954,919	—	—	600,900	5,954,919
Lam Research Corp.*	—	—	666,000	23,576,400	666,000	23,576,400
Semtech Corp.*	609,517	15,219,640	—	—	609,517	15,219,640
Silicon Laboratories, Inc.*	219,803	8,884,437	—	—	219,803	8,884,437
		30,058,996		23,576,400		53,635,396

Software 2.42%
Informatica Corp.*	222,200	6,030,508	—	—	222,200	6,030,508
Nuance Communications, Inc.*	—	—	1,536,585	34,204,382	1,536,585	34,204,382
Rovi Corp.*	—	—	1,022,000	13,827,660	1,022,000	13,827,660
SS&C Technologies Holdings, Inc.*	559,732	13,450,360	—	—	559,732	13,450,360
		19,480,868		48,032,042		67,512,910

Specialty Retail 1.96%
Aaron’s, Inc.	148,417	4,575,696	—	—	148,417	4,575,696
DSW, Inc. Class A	178,800	11,191,092	—	—	178,800	11,191,092
Hibbett Sports, Inc.*	200,700	10,835,793	—	—	200,700	10,835,793
Men’s Wearhouse, Inc. (The)	—	—	451,539	14,805,963	451,539	14,805,963
Penske Automotive Group, Inc.	—	—	242,000	7,405,200	242,000	7,405,200
Tiffany & Co.	—	—	95,700	6,050,154	95,700	6,050,154
		26,602,581		28,261,317		54,863,898

Textiles, Apparel & Luxury Goods 2.00%
Crocs, Inc.*	771,000	9,714,600	—	—	771,000	9,714,600
Gildan Activewear, Inc. (Canada)(a)	—	—	444,800	15,176,576	444,800	15,176,576
PVH Corp.	—	—	281,199	30,929,078	281,199	30,929,078
		9,714,600		46,105,654		55,820,254

Thrifts & Mortgage Finance 0.83%
Webster Financial Corp.	353,500	7,777,000	—	—	353,500	7,777,000
Ocwen Financial Corp.*	397,788	15,342,683	—	—	397,788	15,342,683
		23,119,683		—		23,119,683

Trading Companies & Distributors 1.82%
DXP Enterprises, Inc.*	200,200	9,855,846	—	—	200,200	9,855,846
TAL International Group, Inc.	—	—	773,996	26,424,223	773,996	26,424,223
Titan Machinery, Inc.*	185,634	4,390,244	—	—	185,634	4,390,244
WESCO International, Inc.*	155,800	10,108,304	—	—	155,800	10,108,304
		24,354,394		26,424,223		50,778,617

Water Utilities 0.67%
Aqua America, Inc.	—	—	741,505	18,826,812	741,505	18,826,812

TOTAL COMMON STOCKS 98.13% (cost $692,228,676, $1,709,172,108 and $2,401,400,784, respectively)		760,105,095		1,982,795,174		2,742,900,269

Short-Term Investments 2.12%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $26,265,000 of U.S. Treasury Note at 2.625% due 6/30/2014; value: $27,516,291; proceeds: $26,973,448 (cost $26,973,440 and $26,973,440, respectively)	26,973,000	26,973,440			26,973,000	26,973,440
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $32,555,000 of Federal Home Loan Mortgage Corp. at 1.00% due 8/27/2014; value: $32,961,938 proceeds: $32,311,897 (cost $32,311,888 and $32,311,888, respectively)			32,312,000	32,311,888	32,312,000	32,311,888

Total Short-Term Investments (cost $59,285,328)						59,285,328

TOTAL INVESTMENTS IN SECURITIES 100.25% (cost $719,202,116, $1,741,483,996 and $2,460,686,112, respectively)		787,078,535		2,015,107,062		2,802,185,597
LIABILITIES IN EXCESS OF ASSETS (0.25)%		(3,468,656)		(3,584,630)		(7,053,286)
NET ASSETS 100.00%		783,609,879		2,011,522,432		2,795,132,311

CAD  Canadian dollar.

NOK  Norwegian Krone.

* Non-income producing security.

(a) Foreign security traded in U.S. dollars.

(b) Investment in non-U.S. dollar denominated securites.

See Notes to Pro Forma Combined Financial Statements

6

Pro Forma Combined Statements of Assets and Liabilities (unaudited)

October 31, 2012

	Target Fund	Acquiring Fund	Total Pro Forma Adjustments		Acquiring Fund Pro Forma Combined
ASSETS:
Investments in securities, at cost	$719,202,116	$1,741,483,996			$2,460,686,112
Investments in securities, at value	$787,078,535	$2,015,107,062			$2,802,185,597
Cash	—	2,416,656			2,416,656
Receivables:
Interest and Dividends	34,690	602,434			637,124
Investments securities sold	464,338	4,157,317			4,621,655
Capital shares sold	237,142	3,608,636			3,845,778
Prepaid expenses and other assets	130,777	39,463			170,240
Total assets	787,945,482	2,025,931,568			2,813,877,050
LIABILITIES:
Payables:
To Bank	20	—			20
Investment securities purchased	376,648	3,129,347			3,505,995
Capital shares reacquired	2,560,005	8,367,715			10,927,720
Management fee	508,906	1,250,741			1,759,647
12b-1 distribution fees	282,421	770,997			1,053,418
Fund administration	27,142	69,150			96,292
Trustees’ fees	157,717	71,841			229,558
To affiliate	13,215	22,433			35,648
Accrued expenses and other liabilities	409,529	726,912			1,136,441
Total liabilities	4,335,603	14,409,136			18,744,739
NET ASSETS	$783,609,879	$2,011,522,432			$2,795,132,311
COMPOSITION OF NET ASSETS:
Paid-in capital	$782,266,538	$1,749,896,694			$2,532,163,232
Undistributed net investment income	(3,783,850)	(3,923,259)			$(7,707,109)
Accumulated net realized loss on investments	(62,749,229)	(8,074,069)			$(70,823,298)
Net unrealized appreciation on investments	67,876,420	273,623,066			$341,499,486
Net Assets	$783,609,879	$2,011,522,432			$2,795,132,311
Net assets by class:
Class A Shares	$270,295,580	$870,566,970			$1,140,862,550
Class B Shares	$15,778,569	$13,315,165			$29,093,734
Class C Shares	$78,142,798	$248,356,966			$326,499,764
Class F Shares	$9,678,615	$369,321,128			$378,999,743
Class I Shares	$330,416,714	$411,545,807			$741,962,521
Class P Shares	$62,741,828	$918,481			$63,660,309
Class R2 Shares	$425,001	$11,056,423			$11,481,424
Class R3 Shares	$16,130,774	$86,441,492			$102,572,266
Outstanding shares by class:
Class A Shares	16,836,503	54,458,999	72,049	(a)	71,367,551
Class B Shares	1,062,972	868,900	(33,319)	(a)	1,898,553
Class C Shares	5,268,745	16,208,164	(169,024)	(a)	21,307,885
Class F Shares	595,266	22,975,305	6,836	(a)	23,577,407
Class I Shares	19,787,589	25,352,448	567,065	(a)	45,707,102
Class P Shares	3,921,306	57,750	23,621	(a)	4,002,677
Class R2 Shares	26,759	700,202	156	(a)	727,117
Class R3 Shares	1,011,766	5,461,996	7,492	(a)	6,481,254
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.05	$15.99			$15.99
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.03	$16.97			$16.97
Class B Shares-Net asset value	$14.84	$15.32			$15.32
Class C Shares-Net asset value	$14.83	$15.32			$15.32
Class F Shares-Net asset value	$16.26	$16.07			$16.07
Class I Shares-Net asset value	$16.70	$16.23			$16.23
Class P Shares-Net asset value	$16.00	$15.90			$15.90
Class R2 Shares-Net asset value	$15.88	$15.79			$15.79
Class R3 Shares-Net asset value	$15.94	$15.83			$15.83

(a) Adjustment reflects additional shares issued in connection with the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements

7

Pro Forma Statements of Operations (unaudited)

For the twelve month period ended October 31, 2012

	Target Fund	Acquiring Fund	Total Pro Forma Adjustments		Acquiring Fund Pro Forma Combined
Investment income:
Dividends (net of foreign withholding taxes of $1,694, $53,965, $0 and $55,659, respectively)	$8,066,147	$23,523,897			$31,590,044
Interest and other	2,207	4,112			6,319
Total investment income	8,068,354	23,528,009			31,596,363
Expenses:
Management fees	6,575,829	15,071,953	(887,574)	(a)	20,760,208
12b-1 distribution plan-Class A	1,061,959	3,128,771			4,190,730
12b-1 distribution plan-Class B	201,170	146,668			347,838
12b-1 distribution plan-Class C	863,079	2,684,710			3,547,789
12b-1 distribution plan-Class F	10,686	421,193			431,879
12b-1 distribution plan-Class P	338,817	13,711			352,528
12b-1 distribution plan-Class R2	2,648	68,575			71,223
12b-1 distribution plan-Class R3	82,167	414,955			497,122
Shareholder servicing	1,285,528	3,204,039			4,489,567
Professional	66,907	60,455	(42,000)	(b)	85,362
Reports to shareholders	78,354	305,287	(35,000)	(b)	348,641
Fund administration	350,713	835,634			1,186,347
Custody	38,085	41,833	(20,000)	(b)	59,918
Trustees’ fees	27,631	74,513			102,144
Registration	110,054	205,279			315,333
Subsidy	199,630	315,099			514,729
Other	28,121	54,082			82,203
Gross expenses	11,321,378	27,046,757	(984,574)		37,383,561
Expense reductions	(543)	(1,368)			(1,911)
Net expenses	11,320,835	27,045,389	(984,574)		37,381,650
Net investment loss	(3,252,481)	(3,517,380)	984,574		(5,785,287)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and foreign currency related transactions	80,873,282	(6,641,357)			74,231,925
Net change in unrealized appreciation/depreciation on investments and translation of asets and liabilities denominated in foreign currencies	(20,907,536)	122,363,437			101,455,901
Net realized and unrealized gain:	59,965,746	115,722,080			175,687,826
Net Increase in Net Assets Resulting From Operations	$56,713,265	$112,204,700	$984,574		$169,902,539

(a) Decrease due to the asset tiered management fee structure of the Funds.

(b) Decrease due to the elimination of duplicative expenses achieved by merging the Funds.

See Notes to Pro Forma Combined Financial Statements

8

Notes to Pro Forma Combined Financial Statements (unaudited)

1. ORGANIZATION

Lord Abbett Securities Trust (“Securities Trust”) and Lord Abbett Equity Trust (“Equity Trust”) are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. Securities Trust was formed on February 26, 1993 and Equity Trust was formed on May 1, 2001. Both are organized as Delaware statutory trusts.

The investment objective of Lord Abbett Small Cap Blend Fund (“Target Fund” or “Small Cap Blend Fund”), a series of Equity Trust, is long-term capital appreciation through investing in stocks of small companies.

Securities Trust consists of nine separate portfolios and their respective classes. These Pro Forma Combined Financial Statements cover Lord Abbett Value Opportunities Fund (“Acquiring Fund” or “Value Opportunities Fund”), a series of Securities Trust. The investment objective of Acquiring Fund is long-term capital appreciation.

Each class has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Acquiring Fund and Target Fund no longer issue Class B shares for purchase. Each Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in each Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Target Fund into Acquiring Fund. The Pro Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities are presented as if such reorganization had taken place as of October 31, 2012 (end of period). The Pro Forma Combined Statement of Operations are presented as if such reorganization had taken place on November 1, 2011 (beginning of period).

Under the terms of the Agreement and Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value (“NAV”). The Statements of Assets and Liabilities and the related Statements of Operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended October 31, 2012. Following the acquisition, Acquiring Fund will be the surviving entity for accounting purposes. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying Pro Forma Financial Statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective annual reports dated October 31, 2012 and July 31, 2012.

3. SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation-Under procedures approved by the Board of Trustees of each of Acquiring Fund and Target Fund (the “Boards”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow each Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Boards. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Boards or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs technique such as reviewing of any related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing each Fund’s investments carried at fair value:

	Lord Abbett Small Cap Blend Fund				Lord Abbett Value Opportunities Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$760,106	$—	$—	$760,106	$1,982,795	$—	$—	$1,982,795
Repurchase Agreement	—	26,973	—	26,973	—	32,312	—	32,312
Total	$760,106	$26,973	$—	$787,079	$1,982,795	$32,312	$—	$2,015,107

* See Pro Forma Combined Schedule of Investments for fair values in each industry. There were no level transfers during the twelve month period ending October 31, 2012.

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Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

4. SUMMARY OF CAPITAL TRANSACTIONS

The pro forma NAV assumes the issuance of shares of Acquiring Fund as if such shares had been issued on October 31, 2012, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the total NAV of the shares of the Target Fund as of October 31, 2012, divided by the NAV of the shares of the Acquiring Fund as of October 31, 2012. The pro forma number of shares outstanding for the combined fund consists of the following as of October 31, 2012:

Class A Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	16,836,503	54,458,999
Reorganization Shares	(16,836,503)	16,836,503
Pro Forma Adjustment for NAV	—	72,049
Total Shares Outstanding Post-Combined	—	71,367,551
Pre-Combined Amount	$270,295,580	$870,566,970
Reorganization Amount	(270,295,580)	270,295,580
Post-Combined Amount	$—	$1,140,862,550

Class B Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	1,062,972	868,900
Reorganization Shares	(1,062,972)	1,062,972
Pro Forma Adjustment for NAV	—	(33,319)
Total Shares Outstanding Post-Combined	—	1,898,553
Pre-Combined Amount	$15,778,569	$13,315,165
Reorganization Amount	(15,778,569)	15,778,569
Post-Combined Amount	$—	$29,093,734

Class C Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	5,268,745	16,208,164
Reorganization Shares	(5,268,745)	5,268,745
Pro Forma Adjustment for NAV	—	(169,024)
Total Shares Outstanding Post-Combined	—	21,307,885
Pre-Combined Amount	$78,142,798	$248,356,966
Reorganization Amount	(78,142,798)	78,142,798
Post-Combined Amount	$—	$326,499,764
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Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Class F Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	595,266	22,975,305
Reorganization Shares	(595,266)	595,266
Pro Forma Adjustment for NAV	—	6,836
Total Shares Outstanding Post-Combined	—	23,577,407
Pre-Combined Amount	$9,678,615	$369,321,128
Reorganization Amount	(9,678,615)	9,678,615
Post-Combined Amount	$—	$378,999,743

Class I Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	19,787,589	25,352,448
Reorganization Shares	(19,787,589)	19,787,589
Pro Forma Adjustment for NAV		567,065
Total Shares Outstanding Post-Combined	—	45,707,102
Pre-Combined Amount	$330,416,714	$411,545,807
Reorganization Amount	(330,416,714)	330,416,714
Post-Combined Amount	$—	$741,962,521

Class P Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	3,921,306	57,750
Reorganization Shares	(3,921,306)	3,921,306
Pro Forma Adjustment for NAV	—	23,621
Total Shares Outstanding Post-Combined	—	4,002,677
Pre-Combined Amount	$62,741,828	$918,481
Reorganization Amount	(62,741,828)	62,741,828
Post-Combined Amount	$—	$63,660,309
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Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Class R2 Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	26,759	700,202
Reorganization Shares	(26,759)	26,759
Pro Forma Adjustment for NAV	—	156
Total Shares Outstanding Post-Combined	—	727,117
Pre-Combined Amount	$425,001	$11,056,423
Reorganization Amount	(425,001)	425,001
Post-Combined Amount	$—	$11,481,424

Class R3 Shares
	Lord Abbett Small Cap Blend Fund	Lord Abbett Value Opportunities Fund Pro Forma Combined
Pre-Combined Shares	1,011,766	5,461,996
Reorganization Shares	(1,011,766)	1,011,766
Pro Forma Adjustment for NAV	—	7,492
Total Shares Outstanding Post-Combined	—	6,481,254
Pre-Combined Amount	$16,130,774	$86,441,492
Reorganization Amount	(16,130,774)	16,130,774
Post-Combined Amount	$—	$102,572,266

5. PRO FORMA OPERATING EXPENSES

The Pro Forma Combined Statement of Operations for the twelve month period ended October 31, 2012, as adjusted, giving effect to the Agreement and Plan of Reorganization reflects changes in expenses of the Target Fund as if the Reorganization was consummated on November 1, 2011. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Agreement and Plan of Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

6. INCOME TAXES

It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Securities Trust’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2009 through October 31, 2012. The statute of limitations on Equity Trust’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2009 through July 31, 2012. The statutes of limitations on Securities Trust’s and Equity Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Notes to Pro Forma Combined Financial Statements (unaudited)(concluded)

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

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